UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Jennison Sector Funds, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	11/30/2006

Date of reporting period:	11/30/2006

Item 1 – Reports to Stockholders

Jennison Financial Services Fund

NOVEMBER 30, 2006	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

January 12, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Financial Services Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Financial Services Fund

Jennison Sector Funds, Inc./Jennison Financial Services Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Financial Services Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 11/30/06
	One Year	Five Years	Since Inception[1]
Class A	18.92%	61.27%	93.79%
Class B	18.01	55.29	83.24
Class C	18.01	55.29	83.24
Class Z	19.16	63.18	97.22
S&P SC 1500 Index[2]	14.03	39.13	22.84
S&P 500 Financials Index[3]	15.01	54.87	60.04
Lipper Financial Services Funds Avg.[4]	14.25	69.23	92.31

Average Annual Total Returns[5] as of 12/31/06
	One Year	Five Years	Since Inception[1]
Class A	14.84%	9.22%	8.94%
Class B	15.75	9.51	8.96
Class C	19.75	9.65	8.96
Class Z	21.91	10.73	10.04
S&P SC 1500 Index[2]	15.34	6.79	2.94
S&P 500 Financials Index[3]	19.19	9.50	7.01
Lipper Financial Services Funds Avg.[4]	16.96	11.13	9.13

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 6/30/99.

2The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

3The S&P 500 Financials Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment and real estate, including REITs.

4The Lipper Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

An investor cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P 500 Financials Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/06
American International Group, Inc., Insurance	8.6%
UBS AG, Capital Markets	5.5
Deutsche Boerse AG (Germany), Diversified Financial Services	5.5
Merrill Lynch & Co., Inc., Capital Markets	5.0
IntercontinentalExchange, Inc., Diversified Financial Services	4.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/06
Capital Markets	34.2%
Diversified Financial Services	21.0
Insurance	16.7
Real Estate Investment Trusts	6.2
Consumer Finance	5.4

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	3

Investment Manager’s Report

Jennison Associates LLC

Performance Overview

The Fund’s Class A shares advanced 18.92% over the 12 months ended November 30, 2006, handily outperforming the S&P 500 Financials Index (the Index), which was in line with the broader U.S. stock market, and also beating comparable funds as measured by the Lipper Financial Services Funds Average. The Fund outperformed the Index over the preceding three- and five-year periods, as well. This year, holdings in the diversified financial services, capital markets, real estate investment trusts, and thrifts & mortgage finance industries made the largest contributions to the Fund’s return while its holdings in commercial banks declined. It outperformed the Index because of good stock selection, an emphasis in the very strong capital markets industry, and an underweight in the relatively weak insurance industry.

Market Environment

Higher oil and natural gas prices in the fourth quarter of 2005 reflected the lingering economic fallout from train bombings in London and Hurricanes Katrina and Rita. Although the U.S. economy rebounded strongly in the first quarter of 2006, perceptions about the prospects for growth, inflation, and interest rates continued to fluctuate between May and the November end of the Fund’s reporting period. The economy continued to expand, but at a slower pace. After raising its target for the fed funds rate (the overnight lending rate for banks) by 0.25 percentage point each time it met for more than two years, the Federal Open Market Committee took no action at its recent meetings. The significance of this pause was the subject of debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as the period drew to a close, allaying worries that consumer spending would wane. On the negative side, the housing and automotive sectors posted their weakest showings in many years, and U.S. economic growth in the third quarter slowed further.

Among the Index’s major industries, real estate investment trusts, capital markets, and diversified financial services made the largest gains. The environment for fixed-income trading, institutional equities, retail brokerage, asset management, and investment banking was favorable throughout most of the Fund’s fiscal year.

Strong performers in several industries

Both its emphasis on capital markets and its stock selection within this industry contributed substantially to the Fund’s return. Holdings of Merrill Lynch, Lazard, Affiliated Managers Group, UBS, Amvescap, and Goldman Sachs all posted strong earnings as their respective capital markets businesses grew. Positions in diversified

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financial services, especially IntercontinentalExchange and Deutsche Boerse (see Comments on Largest Holdings for both), also worked well. Late in the Fund’s fiscal year, IntercontinentalExchange announced the purchase of the New York Board of Trade, the world’s leading soft commodity exchange. Intercontinental can now move its clearing in-house, generating additional revenue. In addition, ownership of one of the few clearinghouses under U.S. regulatory oversight could take on greater strategic significance as the industry matures.

The Fund’s holdings in the insurance industry, especially Axis Capital Holdings and American International Group (AIG), contributed as well. After taking more than $1 billion in hurricane-related losses in 2005, Bermuda-based reinsurer Axis Capital positioned itself to reduce exposure to catastrophic losses while achieving solid growth in better-rated business. While last year’s hurricanes punished shareholders of catastrophe insurers, this year’s environment was beneficial. AIG’s U.S. and foreign property/casualty results showed good premium growth and strong profitability.

Golden West Financial and Countrywide Financial were standout contributors in the thrifts & mortgage finance industry. Golden West, the second-largest U.S. savings and loan, advanced on growth in its specialty, adjustable-rate mortgage lending. It was acquired by Wachovia in October at an approximately 15% premium to its closing price on the day the acquisition was announced. Countrywide, the largest U.S. mortgage lender, rose on strong earnings and revenue. The stock gave up some of the gain later in the Fund’s reporting period amid mounting fears that increased delinquencies would lead to more defaults industry wide. Investors grew particularly uneasy with the “pay option” mortgages that make up nearly half of the loans in Countrywide’s bank.

Some consumer-related positions fell

The Fund’s consumer finance holdings, especially Nelnet and SLM, detracted from its return. Nelnet, which originates, consolidates, securitizes, holds, and services student loans, declined on disappointing results and we eliminated our position. SLM, the largest U.S. student loan provider, was hurt by the stable credit environment. Sallie Mae, as the company is generally known, usually performs best in rocky credit environments because the vast majority of its portfolio is government-guaranteed. Its shares slumped further on the change in control of Congress, which exposes the company to higher political risk as many Democrats have expressed a desire to narrow the spreads on student loans. We still have conviction that SLM can recover and believe that the political environment could shift in its favor.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	5

Investment Manager’s Report (continued)

Consumable durables holdings outside the benchmark also had a detrimental effect on the Fund’s return. Homebuilders Standard Pacific and Lennar fell on a slowdown in the U.S. housing market. We closed out our position in Standard Pacific and have scaled back our Lennar holding.

Outlook

We continue to emphasize firms with exposure to capital markets activity, particularly exchanges. We believe they are attractively valued, and have the potential to increase earnings as the economy and markets continue to improve. We are modestly overweight compared with the Index in mortgage providers, believing our holdings are long-term winners in markets undergoing competitive shakeouts. We are underweight in traditional banks because of their exposure to heightened interest-rate and credit risk.

Our outlook for financial stocks is positive despite the potential rising interest-rate environment, which generally leads investors to favor more cyclical sectors. We think company managements and equity investors have already factored in rate increases because interest rates have been at 40-year lows. Moreover, we believe that the Federal Reserve is unlikely to raise interest rates aggressively because data now points to only moderate economic growth. The Fund holds many high-quality companies with shares priced at very reasonable valuations

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Five Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/06.

8.6%	American International Group, Inc. (AIG)/Insurance

AIG provides property and casualty insurance, life insurance, and financial services globally. We believe AIG is attractively valued and poised to produce continued revenue and earnings growth, especially from its international insurance business (particularly in Asia).

5.5%	UBS AG/Capital Markets

UBS is a Switzerland-based global banking services firm that provides a broad range of financial services worldwide, including advisory services, underwriting, financing, market-making, asset management, brokerage, and retail banking. The company’s investment banking business appears capable of delivering stable results in a variety of market conditions. UBS is also strategically adding scale in wealth management globally, especially in the United States. We believe the increased scale should help raise profit margins. Increased assets under management reflect the company’s brand enhancements and investments in distribution networks.

5.5%	Deutsche Boerse AG (Germany)/Diversified Financial Services

Deutsche Boerse is Europe’s largest stock and derivatives exchange, operating vertically integrated business segments (trading and clearing, custody and banking) that discourage new competitors. Many of its businesses enjoy monopolistic advantages. Its shares sell at lower valuations than those of most other exchanges despite leadership positions in the markets for interest-rate derivatives, equity derivatives, custody and settlement, and German cash equities. We believe several catalysts could increase Deutsche Boerse’s trading volumes.

5.0%	Merrill Lynch & Co., Inc./Capital Markets

Merrill Lynch provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending, and related products and services worldwide. The company has benefited from healthy financial markets, especially from trading and merger and acquisition activity.

4.9%	IntercontinentalExchange, Inc./Diversified Financial Services

IntercontinentalExchange is the world’s largest electronic global futures and over-the-counter market for global commodity trading. We believe new product introductions and the growth of electronic commodities trading will offset any cyclical pressures that could arise if energy prices decline. The stock’s valuation is lower than that of other exchanges despite the industry’s fastest revenue growth from ongoing operations. We believe it will increase its market share.

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2006, at the beginning of the period, and held through the six-month period ended November 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Financial Services Fund		Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,126.20	1.49%	$7.94
	Hypothetical	$1,000.00	$1,017.60	1.49%	$7.54

Class B	Actual	$1,000.00	$1,121.90	2.24%	$11.92
	Hypothetical	$1,000.00	$1,013.84	2.24%	$11.31

Class C	Actual	$1,000.00	$1,121.90	2.24%	$11.92
	Hypothetical	$1,000.00	$1,013.84	2.24%	$11.31

Class Z	Actual	$1,000.00	$1,127.20	1.24%	$6.61
	Hypothetical	$1,000.00	$1,018.85	1.24%	$6.28

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2006, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2006 (to reflect the six-month period).

Jennison Sector Funds, Inc./Jennison Financial Services Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of November 30, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.3%
COMMON STOCKS

Capital Markets 34.2%
21,400	Affiliated Managers Group, Inc.(a)(b)	$2,185,154
95,700	Bank of New York Co., Inc. (The)	3,401,178
150,000	Charles Schwab Corp. (The)	2,751,000
60,400	Credit Suisse Group ADR (Switzerland)	3,996,668
183,900	E*Trade Financial Corp.(a)	4,426,473
111,300	Eaton Vance Corp.	3,550,470
6,900	Goldman Sachs Group, Inc.	1,344,120
73,700	Lazard Ltd. (Class A)(b)	3,347,454
63,300	Merrill Lynch & Co., Inc.	5,534,319
28,500	Nuveen Investments, Inc. (Class A)	1,414,170
102,400	UBS AG	6,166,528

		38,117,534

Commercial Banks 3.7%
40,300	Bank of the Ozarks, Inc.(b)	1,319,825
70,500	UCBH Holdings, Inc.	1,188,630
29,744	Wachovia Corp.	1,611,827

		4,120,282

Commercial Services & Supplies 2.2%
24,800	Mobile Mini, Inc.(a)(b)	681,008
45,500	Paychex, Inc.	1,793,155

		2,474,163

Consumer Finance 5.4%
73,200	American Express Co.	4,298,304
36,700	SLM Corp.	1,682,328

		5,980,632

Diversified Consumer Services 2.0%
94,200	H&R Block, Inc.	2,260,800

Diversified Financial Services 21.0%
82,094	Bank of America Corp.	4,420,762
36,600	Deutsche Boerse AG (Germany)	6,155,822
412,000	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,633,386
55,300	IntercontinentalExchange, Inc.(a)(b)	5,433,225
106,000	KKR Private Equity Investors LLP(a)	2,310,800

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	11

Portfolio of Investments

as of November 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

65,800	KKR Private Equity Investors LLP, 144A, RDU, Physical, Private Placement(a)(c)(g)(h) (cost $1,642,755; purchased 5/3/06-5/5/06)	$1,434,440

		23,388,435

Household Durables 0.5%
11,200	Lennar Corp. (Class A)	588,000

Insurance 16.7%
136,304	American International Group, Inc.	9,584,898
78,700	Axis Capital Holdings Ltd.	2,693,901
509,600	Benfield Group Ltd. (United Kingdom)	3,365,878
67,800	Montpelier Re Holdings Ltd.	1,290,912
36,500	Stancorp Financial Group, Inc.	1,657,465

		18,593,054

IT Services 1.0%
37,100	Wright Express Corp.(a)	1,144,906

Real Estate Investment Trusts 6.2%
162,900	Annaly Capital Management, Inc.(b)	2,277,342
30,700	Northstar Realty Finance Corp	487,209
71,900	Redwood Trust, Inc.(b)	4,113,399

		6,877,950

Thrifts & Mortgage Finance 4.4%
123,398	Countrywide Financial Corp.	4,901,369

	Total long-term investments (cost $86,380,676)	108,447,125

SHORT-TERM INVESTMENTS 20.4%

Affiliated Money Market Mutual Fund 20.3%
22,614,566	Dryden Core Investment Fund - Taxable Money Market Series (cost $22,614,566; includes $18,596,857 of cash collateral received for securities on loan) (Note 3)(d)(e)	22,614,566

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)

U.S. Government Securities 0.1%
	United States Treasury Bill
$105	5.05%, 12/21/06(f)	$104,699

	Total short-term investments (cost $22,719,272)	22,719,265

	Total Investments 117.7% (cost $109,099,948; Note 5)	131,166,390
	Liabilities in excess of other assets (17.7%)	(19,761,893)

	Net Assets 100%	$111,404,497

The following abbreviations are used in portfolio descriptions:

ADR – American Depositary Receipt.

RDU – Restricted Depositary Unit.

(a)	Non-income producing security.
(b)	All or a portion of a security is on loan. The aggregate market value of such securities is $18,063,923; cash collateral of $18,596,857 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Indicates a security restricted as to resale. The aggregate cost is $1,642,755. The aggregate market value of $1,434,440 is approximately 1.3% of the net assets.
(d)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(f)	Percentage quoted represent yield-to-maturity as of purchase date.
(g)	As of November 30, 2006, one security representing $1,434,440 and 1.3% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.
(h)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified Institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	13

Portfolio of Investments

as of November 30, 2006 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2006 was as follows:

Capital Markets	34.2%
Diversified Financial Services	21.0
Affiliated Money Market Mutual Fund (including 16.7% of collateral received for securities on loan)	20.3
Insurance	16.7
Real Estate Investment Trusts	6.2
Consumer Finance	5.4
Thrifts & Mortgage Finance	4.4
Commercial Banks	3.7
Commercial Services & Supplies	2.2
Diversified Consumer Services	2.0
IT Services	1.0
Household Durables	0.5
U.S. Government Securities	0.1

Liabilities in excess of other assets	117.7
(17.7)

100.0%

See Notes to Financial Statements.

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Financial Statements

NOVEMBER 30, 2006	ANNUAL REPORT

Jennison Financial Services Fund

Statement of Assets and Liabilities

as of November 30, 2006

Assets
Investments at value, including securities on loan of $18,063,923:
Unaffiliated investments (cost $86,485,382)	$108,551,824
Affiliated investments (cost $22,614,566)	22,614,566
Cash	37,193
Foreign currency, at value (cost $5,350)	5,530
Dividends and interest receivable	348,597
Receivable for Fund shares sold	100,520
Foreign tax reclaim receivable	25,661
Prepaid expenses	2,169

Total assets	131,686,060

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	18,596,857
Payable for investments purchased	978,190
Payable for Fund shares reacquired	406,284
Accrued expenses	135,038
Management fee payable	68,753
Distribution fee payable	56,524
Deferred directors’ fees	1,506
Transfer agent fee payable	38,411

Total liabilities	20,281,563

Net Assets	$111,404,497

Net assets were comprised of:
Common stock, at par	$90,363
Paid-in capital in excess of par	88,583,479

88,673,842
Accumulated net investment loss	(1,507)
Accumulated net realized gain on investments and foreign currency transactions	665,540
Net unrealized appreciation on investments and foreign currencies	22,066,622

Net assets, November 30, 2006	$111,404,497

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($51,491,804 ÷ 4,083,380 shares of common stock issued and outstanding)	$12.61
Maximum sales charge (5.50% of offering price)	.73

Maximum offering price to public	$13.34

Class B
Net asset value, offering price and redemption price per share ($33,682,179 ÷ 2,794,485 shares of common stock issued and outstanding)	$12.05

Class C
Net asset value, offering price and redemption price per share ($22,375,104 ÷ 1,856,614 shares of common stock issued and outstanding)	$12.05

Class Z
Net asset value, offering price and redemption price per share ($3,855,410 ÷ 301,844) shares of common stock issued and outstanding)	$12.77

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	17

Statement of Operations

Year Ended November 30, 2006

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $31,994)	$1,870,581
Affiliated dividend income	158,727
Affiliated income from securities loaned, net	27,190
Interest	9,695

Total income	2,066,193

Expenses
Management fee	797,766
Distribution fee—Class A	85,390
Distribution fee—Class B	474,015
Distribution fee—Class C	213,588
Transfer agent’s fee and expenses (including affiliated expense of $240,000) (Note 3)	320,000
Registration fees	60,000
Custodian’s fees and expenses	55,000
Reports to shareholders	44,000
Legal fees and expenses	22,000
Audit fee	17,000
Directors’ fees	12,000
Interest expense	3,000
Insurance	3,000
Miscellaneous	20,563

Total expenses	2,127,322

Net investment loss	(61,129)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	15,836,107
Foreign currency transactions	(23,225)

15,812,882

Net change in unrealized appreciation (depreciation) on:
Investments	2,256,126
Foreign currencies	5,777

2,261,903

Net gain on investment and foreign currency transactions	18,074,785

Net Increase In Net Assets Resulting From Operations	$18,013,656

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(61,129)	$(249,629)
Net realized gain on investments and foreign currency transactions	15,812,882	8,610,187
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,261,903	(49,964)

Net increase in net assets resulting from operations	18,013,656	8,310,594

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	—	(232,937)
Class B	—	(36,552)
Class C	—	(14,530)
Class Z	—	(34,784)

	—	(318,803)

Distributions from net realized gains:
Class A	(8,760,887)	(2,668,566)
Class B	(8,662,603)	(6,190,265)
Class C	(4,646,241)	(2,455,966)
Class Z	(714,720)	(302,535)

	(22,784,451)	(11,617,332)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	12,832,019	7,869,483
Net asset value of shares issued in reinvestment of dividends and distributions	21,563,645	11,179,848
Cost of shares reacquired	(24,099,958)	(30,395,817)

Net increase (decrease) in net assets from Fund share transactions	10,295,706	(11,346,486)

Total increase (decrease)	5,524,911	(14,972,027)

Net Assets
Beginning of year	105,879,586	120,851,613

End of year	$111,404,497	$105,879,586

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	19

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four portfolios: Jennison Health Sciences Fund, Jennison Technology Fund, Jennison Utility Fund and Jennison Financial Services Fund. These financial statements relate to Jennison Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity-related securities of companies in the financial services sector. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been

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affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	21

Notes to Financial Statements

Cont’d

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

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Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The

Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreements provide that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of

Jennison Sector Funds, Inc./Jennison Financial Services Fund	23

Notes to Financial Statements

Cont’d

officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended November 30, 2006, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A Shares.

PIMS has advised the Fund that it received approximately $81,900 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2006, it received approximately $31,600 and $700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the

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SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2006, the Fund incurred approximately $97,800 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2006, Prudential Equity Group, LLC, an indirect, wholly owned subsidiary of Prudential, earned approximately $400 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2006, PIM has been compensated approximately $11,700 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	25

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2006, were $75,093,556 and $86,709,818 respectively.

As of November 30, 2006, the Fund had securities on loan with an aggregate market value of $18,063,923. The Fund received $18,596,857 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

In order to present overdistribution of net investment income and accumulated net realized gains on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income and accumulated net realized gains on investments and foreign currency transactions. For the year ended November 30, 2006, the adjustments were to decrease overdistribution of net investment income and to decrease accumulated net realized gains on investments and foreign currency transactions by $61,513 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, reclassification of net operating loss to short-term capital gains. Net investment loss, net realized gains and net assets were not affected by this change.

For the year ended November 30, 2006, the tax character of distributions paid by the fund was $3,225,323 from ordinary income and $19,559,128 from long-term capital gains. For the year ended November 30, 2005, the tax character of distributions paid by the fund was $5,584,258 from ordinary income and $6,351,877 from long-term capital gains.

As of November 30, 2006, the Fund had accumulated undistributed ordinary income of $1,328,715 and $535,243 of long-term capital gains on tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$110,298,366	$22,178,236	$(1,310,212)	$20,868,024	$180	$20,868,204

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The difference between book basis and tax basis was attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark to market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	27

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2006:
Shares sold	582,266	$7,719,411
Shares issued in reinvestment of distributions	657,524	8,281,129
Shares reacquired	(620,596)	(8,141,387)

Net increase (decrease) in shares outstanding before conversion	619,194	7,859,153
Shares issued upon conversion from Class B	1,316,568	17,009,910

Net increase (decrease) in shares outstanding	1,935,762	$24,869,063

Year ended November 30, 2005:
Shares sold	339,178	$4,281,860
Shares issued in reinvestment of dividends and distributions	219,516	2,714,809
Shares reacquired	(733,778)	(9,221,399)

Net increase (decrease) in shares outstanding before conversion	(175,084)	(2,224,730)
Shares issued upon conversion from Class B	235,287	2,963,489

Net increase (decrease) in shares outstanding	60,203	$738,759

Class B
Year ended November 30, 2006:
Shares sold	161,342	$2,047,274
Shares issued in reinvestment of distributions	673,918	8,185,444
Shares reacquired	(860,829)	(10,825,508)

Net increase (decrease) in shares outstanding before conversion	(25,569)	(592,790)
Shares reacquired upon conversion into Class A	(1,366,820)	(17,009,910)

Net increase (decrease) in shares outstanding	(1,392,389)	$(17,602,700)

Year ended November 30, 2005:
Shares sold	156,775	$1,906,779
Shares issued in reinvestment of dividends and distributions	480,417	5,810,382
Shares reacquired	(1,094,039)	(13,423,292)

Net increase (decrease) in shares outstanding before conversion	(456,847)	(5,706,131)
Shares reacquired upon conversion into Class A	(241,036)	(2,963,489)

Net increase (decrease) in shares outstanding	(697,883)	$(8,669,620)

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Class C	Shares	Amount
Year ended November 30, 2006:
Shares sold	136,513	$1,735,350
Shares issued in reinvestment of distributions	362,691	4,391,777
Shares reacquired	(328,690)	(4,151,785)

Net increase (decrease) in shares outstanding	170,514	$1,975,342

Year ended November 30, 2005:
Shares sold	59,762	$730,984
Shares issued in reinvestment of dividends and distributions	192,055	2,322,932

Shares reacquired	(509,825)	(6,244,200)

Net increase (decrease) in shares outstanding	(258,008)	$(3,190,284)

Class Z
Year ended November 30, 2006:
Shares sold	100,627	$1,329,984
Shares issued in reinvestment of distributions	55,282	705,295
Shares reacquired	(74,407)	(981,278)

Net increase (decrease) in shares outstanding	81,502	$1,054,001

Year ended November 30, 2005:
Shares sold	74,158	$949,860
Shares issued in reinvestment of dividends and distributions	26,660	331,725
Shares reacquired	(119,267)	(1,506,926)

Net increase (decrease) in shares outstanding	(18,449)	$(225,341)

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for the Fund beginning after December 1, 2007 and interim periods within that fiscal year and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	29

Notes to Financial Statements

Cont’d

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

NOVEMBER 30, 2006	ANNUAL REPORT

Jennison Financial Services Fund

Financial Highlights

Class A
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.11

Income (loss) from investment operations:
Net investment income	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.25

Total from investment operations	2.32

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.82)

Total dividends and distributions	(2.82)

Net asset value, end of year	$12.61

Total Return(b):	18.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$51,492
Average net assets (000)	$34,156
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.52%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment income	.52%
For Class A, B, C and Z shares:
Portfolio turnover rate	72%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2005	2004	2003	2002

$13.47	$11.88	$10.58	$11.92

.04	.11	.08	.04
.98	1.62	1.60	(.76)

1.02	1.73	1.68	(.72)

(.11)	(.08)	—	—
(1.27)	(.06)	(.38)	(.62)

(1.38)	(.14)	(.38)	(.62)

$13.11	$13.47	$11.88	$10.58

8.31%	14.73%	16.61%	(6.42)%

$28,162	$28,110	$27,092	$27,084
$28,833	$27,955	$25,604	$32,778

1.56%	1.49%	1.57%	1.50%
1.31%	1.24%	1.32%	1.25%
.31%	.81%	.74%	.28%

78%	70%	93%	65%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	33

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.74

Income (loss) from investment operations:
Net investment income (loss)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.18

Total from investment operations	2.13

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.82)

Total dividends and distributions	(2.82)

Net asset value, end of year	$12.05

Total Return(c):	18.01%
Ratios/Supplemental Data:
Net assets, end of year (000)	$33,682
Average net assets (000)	$47,402
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	2.27%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment income (loss)	(.40)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2005	2004	2003	2002

$13.11	$11.57	$10.39	$11.80

(.06)	.01	— (b)	(.06)
.97	1.59	1.56	(.73)

.91	1.60	1.56	(.79)

(.01)	—	—	—
(1.27)	(.06)	(.38)	(.62)

(1.28)	(.06)	(.38)	(.62)

$12.74	$13.11	$11.57	$10.39

7.46%	13.90%	15.73%	(7.11)%

$53,329	$64,021	$68,888	$70,132
$58,311	$67,014	$65,823	$83,029

2.31%	2.24%	2.32%	2.25%
1.31%	1.24%	1.32%	1.25%
(.44)%	.05%	(.01)%	(.47)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	35

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.74

Income (loss) from investment operations:
Net investment income (loss)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.18

Total from investment operations	2.13

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.82)

Total dividends and distributions	(2.82)

Net asset value, end of year	$12.05

Total Return(c):	18.01%
Ratios/Supplemental Data:
Net assets, end of year (000)	$22,375
Average net assets (000)	$21,359
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	2.27%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment income (loss)	(.40)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2005	2004	2003	2002

$13.11	$11.57	$10.39	$11.80

(.06)	— (b)	— (b)	(.06)
.97	1.60	1.56	(.73)

.91	1.60	1.56	(.79)

(.01)	—	—	—
(1.27)	(.06)	(.38)	(.62)

(1.28)	(.06)	(.38)	(.62)

$12.74	$13.11	$11.57	$10.39

7.46%	13.90%	15.73%	(7.11)%

$21,475	$25,480	$28,820	$30,937
$23,086	$27,402	$28,204	$38,005

2.31%	2.24%	2.32%	2.25%
1.31%	1.24%	1.32%	1.25%
(.44)%	.04%	(.02)%	(.47)%

Jennison Sector Funds, Inc./Jennison Financial Services Fund	37

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.22

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28

Total from investment operations	2.37

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.82)

Total dividends and distributions	(2.82)

Net asset value, end of year	$12.77

Total Return(b):	19.16%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,855
Average net assets (000)	$3,452
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.27%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment income	.71%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2005	2004	2003	2002

$13.57	$11.98	$10.63	$11.95

.08	.17	.11	.08
.99	1.59	1.62	(.78)

1.07	1.76	1.73	(.70)

(.15)	(.11)	—	—
(1.27)	(.06)	(.38)	(.62)

(1.42)	(.17)	(.38)	(.62)

$13.22	$13.57	$11.98	$10.63

8.61%	14.90%	17.02%	(6.22)%

$2,914	$3,241	$7,007	$8,131
$2,902	$3,877	$6,851	$11,031

1.31%	1.24%	1.32%	1.25%
1.31%	1.24%	1.32%	1.25%
.57%	1.05%	.98%	.52%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Financial Services Fund

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Financial Services Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended November 30, 2004, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 24, 2007

40	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2006) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions of $0.3991 per share of short-term capital gains for Class A, B, C and Z shares which are taxable as ordinary income. Additionally, the Fund paid $2.4192 per share of long-term capital gains for Class A, B, C and Z shares which are taxable as such.

For the fiscal year ended November 30, 2006, the Fund designates 54.49% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Further, we wish to advise you that 46.37% of ordinary income dividends paid in the fiscal year ended November 30, 2006 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund intends to designate 100% of ordinary income dividends as qualified short-term capital gains (QSTCG) under the American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2006.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	41

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Jennison Sector Funds, Inc.—Jennison Financial Services Fund (the ”Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Trustee, Manhattan College (since 1982); Trustee Scholarship Fund for Inner City Children (since 2006); Trustee, Brooklyn Philharmonic (since 2006); Trustee, Academy of the Holy Angels (since 2006).

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 153 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	43

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Financial Services Fund	45

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Sector Funds, Inc. oversees the management of Jennison Financial Services Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Jennison Sector Funds, Inc./Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Financial Services Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile over one-year and three-year periods, and performance that was in the second quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that although the Fund’s

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recent performance was below the performance of its benchmark index and was below its peer median, on a longer-term basis the Fund had outperformed against both the benchmark index as well as the peer median.

The Board expressed concern with respect to the Fund’s overall performance, but concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Fund’s ongoing performance.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at

Jennison Sector Funds, Inc./Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/06
	One Year	Five Years	Since Inception
Class A	12.38%	8.79%	8.49%
Class B	13.28	9.06	8.50
Class C	17.06	9.20	8.50
Class Z	19.16	10.29	9.58

Average Annual Total Returns (Without Sales Charges) as of 11/30/06
	One Year	Five Years	Since Inception
Class A	18.92%	10.03%	9.32%
Class B	18.01	9.20	8.50
Class C	18.01	9.20	8.50
Class Z	19.16	10.29	9.58

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date: 6/30/99.

The graph compares a $10,000 investment in the Jennison Financial Services Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Financials Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the 400 stocks contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The index total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the index would be lower if they included the effects of these expenses. The securities that comprise this index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower.

Jennison Sector Funds, Inc./Jennison Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreeen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Financial Services Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Financial Services Fund
Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

MF188E    IFS-A128296    Ed. 01/2007

Jennison Health Sciences Fund

NOVEMBER 30, 2006	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

January 12, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Health Sciences Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Health Sciences Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively.

Cumulative Total Returns as of 11/30/06
	One Year	Five Years	Since Inception[1]
Class A	11.77%	73.24%	226.66%
Class B	10.93	66.83	208.85
Class C	10.94	66.83	208.86
Class L	11.52	N/A	8.94
Class M	10.93	N/A	8.39
Class X	11.58	N/A	9.02
Class Z	12.07	75.50	233.22
S&P SC 1500 Index[2]	14.03	39.13	22.84
S&P SC Health Care Index[3]	9.07	9.21	29.21
Lipper Health/Biotechnology Funds Avg.[4]	5.94	18.98	96.55

Average Annual Total Returns[5] as of 12/31/06
	One Year	Five Years	Since Inception[1]
Class A	2.14%	9.47%	16.00%
Class B	2.30	9.75	16.01
Class C	6.22	9.87	16.00
Class L	1.64	N/A	1.26
Class M	1.30	N/A	1.84
Class X	1.95	N/A	2.44
Class Z	8.35	11.00	17.20
S&P SC 1500 Index[2]	15.34	6.79	2.94
S&P SC Health Care Index[3]	6.96	2.52	3.62
Lipper Health/Biotechnology Funds Avg.[4]	3.97	3.31	9.02

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class L, Class M, and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 6/30/99; Class L, Class M, and Class X, 11/25/05.

2The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

3The S&P SC Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index.

4The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P SC Health Care Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/06
MGI Pharma, Inc., Biotechnology	3.9%
Cerner Corp., Health Care Technology	3.3
Gilead Sciences, Inc., Biotechnology	3.1
Cephalon, Inc., Biotechnology	3.0
Roche Holdings Ltd., ADR (Switzerland), Pharmaceuticals	2.9

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 11/30/06
Biotechnology	36.9%
Pharmaceuticals	22.5
Health Care Providers & Services	13.5
Health Care Equipment & Supplies	13.0
Health Care Technology	5.8

Industry weightings reflect only long-term investments and are subject to change.

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Investment Manager’s Report

Jennison Associates LLC

Good performance in a sector that was relatively weak

The Fund’s Class A shares advanced more than 10% over the 12 months ended November 30, 2006. This outperformed the S&P SuperComposite Health Care Index (the Index) and substantially beat most comparable funds, as measured by the Lipper Health/Biotechnology Funds Average. Holdings in the life sciences tools & services, biotechnology, and healthcare technology industries made the largest contributions to the Fund’s returns. Equipment & supplies and providers & services holdings declined. Stock selection, especially in biotechnology but also in the technology and providers & services industries, contributed significantly to the Fund’s outperformance of the Index. Stock selection and an underweight in pharmaceuticals relative to the Index had a negative effect on return.

Market Environment

Higher oil and natural gas prices in the fourth quarter of 2005 reflected the lingering economic fallout from train bombings in London and Hurricanes Katrina and Rita. Although the U.S. economy rebounded strongly in the first quarter of 2006, perceptions about the prospects for growth, inflation, and interest rates continued to fluctuate between May and the November end of the Fund’s reporting period. The economy continued to expand, but at a slower pace. After raising its target for the fed funds rate (the overnight lending rate for banks) by 0.25 percentage point each time it met for more than two years, the Federal Open Market Committee took no action at its recent meetings. The significance of this pause was the subject of debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as the period drew to a close, allaying worries that consumer spending would wane. On the negative side, the housing and automotive sectors posted their weakest showings in many years, and U.S. economic growth in the third quarter slowed further.

The health sciences sector did not keep up with the strong performance of the broader market over this reporting period. Among the Index’s major industries, pharmaceuticals, life sciences tools & services, and healthcare technology made the largest gains. Providers & services lost ground.

Biotechnology holdings were strong

Biotechnology holdings were far and away the largest contributors to the Fund’s outperformance, including the top four contributors to its return: Celgene, Gilead Sciences, Regeneron Pharmaceuticals, and BioMarin Pharmaceutical.

Celgene develops cancer and immunological disease therapies through regulation of gene and protein targets. Late-stage studies suggest that Celgene’s Thalomid and

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	5

Investment Manager’s Report (continued)

Revlimid could slow the spread of multiple myeloma, a type of blood cancer. The Food and Drug Administration (FDA) approved a supplemental application of Revlimid for use in combination with dexamethasone, a standard steroid treatment, to treat patients with multiple myeloma who have failed at least one prior therapy. While prospects remain bright for the underlying fundamentals, the stock valuation left no room for error, and we eliminated our position. Gilead Sciences (see Comments on Largest Holdings) continued to strengthen its dominant AIDS franchise, and received FDA approval for several of its new anti-HIV drugs, including Atripla, a stand-alone, once-a-day treatment.

Regeneron Pharmaceuticals advanced as the commercial prospects for its lead product candidates in oncology, eye disease, and inflammatory indications continued to make progress in clinical tests. In oncology, Regeneron and development partner Sanofi-Aventis expanded their clinical testing program for a vascular endothelial growth factor (VEGF) trap in cancer patients to include patients with advanced ovarian cancer and non-small cell lung adenocarcinoma. In earlier trials, the VEGF trap inhibited the production of blood vessels that provide cancerous tumors with the nutrients and oxygen they need to grow. In addition, Regeneron and Sanofi-Aventis intend to conduct Phase III trials (tests on large populations to determine effectiveness and safety) of the VEGF trap in combination with standard chemotherapy. Separately, Regeneron and Bayer AG’s Bayer Healthcare unit are jointly developing and marketing the VEGF trap for the treatment of eye disease. Regeneron is also developing the interleukin-1 (IL-1) trap for certain inflammatory indications.

BioMarin Pharmaceutical’s two marketed enzyme replacement therapies, Aldurazyme and Naglazyme, posted strong sales. They treat different forms of a progressive, debilitating, and often life-threatening disease that allows carbohydrates to accumulate and impair organ function. A New Drug Application filing for product candidate, Phenoptin, is expected in 2007’s first quarter. Phenoptin is a small-molecule oral therapeutic designed to treat an inherited metabolic disease caused by a deficiency of a certain enzyme. Insufficient quantities or reduced activity of the enzyme can result in serious neurological damage.

Healthcare technology also performed well

The Fund’s healthcare technology holdings also performed well, especially Allscripts Healthcare Solutions and Cerner (see Comments on Largest Holdings). Allscripts, a provider of clinical-management software for physicians, advanced on strong bookings for its clinical information technology system solutions. Many healthcare providers are opting for electronic records because they can reduce medical errors by organizing prescriptions, allergies, and other information. The software can also cut costs by reducing duplicate tests and the staff needed to manage files. Shares of

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Cerner, which provides patient-focused clinical and management information systems, rose as its bookings accelerated, deal sizes increased, international opportunities remained strong, and operating margins continued to improve.

Some pharmaceuticals positions declined

The Fund’s pharmaceuticals holdings, especially Avanir Pharmaceuticals, Abraxis BioScience, and Biovail, had the greatest detrimental effect on return. Avanir Pharmaceuticals plunged after the FDA indicated that it would require additional data before approving Zenvia (formerly known as Neurodex), a treatment for involuntary emotional expression disorder. IEED, as the condition is commonly known, occurs when disease or injury damages the area of the brain that controls normal expression of emotion, disrupting brain signaling and triggering unpredictable involuntary emotional displays that are often so embarrassing that patients avoid social situations. Currently, there is no approved treatment of IEED. Zenvia is designed to help regulate excitatory neurotransmission. We were surprised and disappointed by the FDA announcement, and sold our position in the stock.

Abraxis BioScience, which markets and manufactures a broad portfolio of oncology treatments, declined on lower-than-expected sales. The company’s key product, Abraxane, draws on nanotechnology and has been approved by the FDA for the treatment of certain patients with breast cancer. While Abraxane’s first year of sales did not meet street expectations, we are optimistic that additional data and new indications will drive better performance in the year ahead.

Shares of Biovail dropped after a U.S. District Court ruled that a drug developed by a competitor did not infringe a Biovail patent. The decision potentially opens Biovail’s top drug, Wellbutrin XL antidepressant, to generic competition, so we have eliminated Biovail from the portfolio.

Outlook

The results of the November elections have created considerable uncertainty for many healthcare sectors going into 2007, as the new party in power is relatively hostile to the pharmaceutical and managed care sector. However, it is unclear at this point what legislation will be proposed, passed, and signed into law. Absent this overhang, the fundamentals and macro backdrop for the group—a slowing economy and falling dollar—remain key positives.

We have recently reduced positions in managed care, particularly those with Medicare exposure. While the fundamental outlook remains strong and companies like Humana should have a very good year, the Democrats have a deeply ingrained belief that the government overpays these companies for seniors enrolled in the

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	7

Investment Manager’s Report (continued)

Medicare Advantage program, casting a shadow over the longer-term outlook despite the strong near-term earnings prospects. We have deployed new funds into medical device stocks, where we are hopeful of a fundamental turn in some of the businesses and where there is less risk of adverse legislation.

As always, we strive to construct a well-diversified portfolio that draws on rigorous research and bottom-up stock picking. In all areas, we look for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/06.

3.9%	MGI Pharma, Inc./Pharmaceuticals

MGI’s largest product is best-in-class Aloxi for the treatment of chemotherapy-related nausea. Recent trial data on Aquavan, MGI’s surgical sedative, have been positive. The market for mild sedation in colonoscopy, endoscopy, and bronchoscopy procedures is substantial as more than 24 million such procedures were performed in 2005. We believe Aquavan’s quick onset of action, fast recovery period, and ease of administration could provide a competitive advantage over current generic options. MGI Pharma has had several successes over the past year, including the approval and solid launch of leukemia treatment drug, Dacogen. The company’s full pipeline of mid-to-late stage products provides several growth prospects.

3.3%	Cerner Corp./Healthcare Technology

Cerner provides administrative and clinical information management systems for healthcare organizations. Both its business and its operating margins continue to grow.

3.1%	Gilead Sciences, Inc./Biotechnology

Gilead Sciences is a biotechnology firm that develops treatments for a wide variety of life-threatening diseases, including hepatitis and HIV. It has marketing alliances with Pfizer and GlaxoSmithKline. We believe its AIDS treatment and Tamiflu royalty stream should enable it to develop its early pipeline and perhaps to obtain rights to develop and market a product from another company.

3.0%	Cephalon, Inc./Biotechnology

Cephalon sells five products in the U.S. and has more than 25 approved drugs on the market in Europe. Its drug development activities focus on central nervous system disorders, including Parkinson’s and Alzheimer’s diseases, as well as cancer, addiction, and pain. Sales of lead product Provigil, a narcolepsy treatment, have remained strong. While Actiq, another major product for the treatment of cancer pain, has recently gone generic, the replacement product Fentora has launched very well and should ultimate exceed the peak sales of Actiq.

2.9%	Roche Holding Ltd., ADR/Pharmaceuticals

Roche Holding is world’s largest producer of cancer drugs, one of the most attractive pharmaceutical markets, thru its controlling ownership of Genentech as well as through sales of its own cancer products. Its product pipeline both thru Genentech and developed internally is one of the most robust in the industry, and we expect the company to be among the fastest growing of the global large pharmaceutical companies.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2006, at the beginning of the period, and held through the six-month period ended November 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Health Sciences Fund		Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,114.60	1.25%	$6.63
	Hypothetical	$1,000.00	$1,018.80	1.25%	$6.33

Class B	Actual	$1,000.00	$1,110.30	2.00%	$10.58
	Hypothetical	$1,000.00	$1,015.04	2.00%	$10.10

Class C	Actual	$1,000.00	$1,110.30	2.00%	$10.58
	Hypothetical	$1,000.00	$1,015.04	2.00%	$10.10

Class L	Actual	$1,000.00	$1,112.70	1.50%	$7.94
	Hypothetical	$1,000.00	$1,017.55	1.50%	$7.59

Class M	Actual	$1,000.00	$1,110.30	2.00%	$10.58
	Hypothetical	$1,000.00	$1,015.04	2.00%	$10.10

Class X	Actual	$1,000.00	$1,113.80	1.17%	$6.20
	Hypothetical	$1,000.00	$1,019.20	1.17%	$5.92

Class Z	Actual	$1,000.00	$1,116.10	1.00%	$5.30
	Hypothetical	$1,000.00	$1,020.05	1.00%	$5.06

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2006, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2006 (to reflect the six-month period).

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	11

Portfolio of Investments

as of November 30, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 93.4%
COMMON STOCKS 92.3%

Biotechnology 36.9%
1,151,156	Acorda Therapeutics, Inc.(a)(b)	$22,286,380
395,300	Alexion Pharmaceuticals, Inc.(a)(b)	17,108,584
133,095	Amgen, Inc.(a)	9,449,745
4,296,400	Antisoma PLC (United Kingdom)(a)	3,019,329
187,900	Biogen Idec, Inc.(a)	9,819,654
1,000,000	BioMarin Pharmaceutical, Inc.(a)(b)	17,110,000
315,000	Biosphere Medical, Inc.(a)	2,151,450
363,500	Cephalon, Inc.(a)(b)	27,211,610
8,730,000	Conjuchem Biotechnologies, Inc. (Canada), 144A(a)	5,274,463
192,500	Genentech, Inc.(a)	15,736,875
418,500	Gilead Sciences, Inc.(a)(b)	27,587,520
277,000	ImClone Systems, Inc.(a)(b)	8,282,300
131,000	Incyte Corp.(a)	686,440
727,400	Keryx Biopharmaceuticals, Inc.(a)(b)	10,038,120
272,200	MedImmune, Inc.(a)	8,898,218
960,512	Merrimack Pharmaceuticals, Inc., Private Placement (cost $4,322,304; purchased 3/24/06)(a)(c)(d)(h)	4,322,304
1,852,900	MGI Pharma, Inc.(a)(b)	35,149,514
2,000,000	Microbia, Inc., Private Placement, Series E (cost $7,640,000; purchased 2/21/06)(a)(c)(d)(h)	7,640,000
800,100	Millennium Pharmaceuticals, Inc.(a)	9,001,125
262,200	Momenta Pharmaceuticals, Inc.(a)	4,543,926
600,900	Nuvelo, Inc.(a)(b)	11,543,289
866,500	Onyx Pharmaceuticals, Inc.(a)(b)	15,163,750
927,310	Panacos Pharmaceuticals, Inc.(a)	6,008,969
532,600	Progenics Pharmaceuticals, Inc.(a)(b)	14,582,588
963,800	Regeneron Pharmaceuticals, Inc.(a)	20,731,338
997,500	Vanda Pharmaceuticals, Inc.(a)(b)	14,902,650
89,400	Vertex Pharmaceuticals, Inc.(a)(b)	3,960,420

		332,210,561

Health Care Equipment & Supplies 13.0%
126,400	Alcon, Inc.	13,855,968
152,000	Beckman Coulter, Inc.(b)	9,021,200
110,400	Cynosure, Inc. (Class A)(a)	1,855,824
433,800	Medtronic, Inc.(b)	22,613,994
401,400	Mentor Corp.(b)	20,049,930
539,100	NxStage Medical, Inc.(a)(b)	4,814,163
261,600	Resmed, Inc.(a)(b)	13,080,000
488,990	St. Jude Medical, Inc.(a)	18,224,657
263,900	Stryker Corp.	13,685,854

		117,201,590

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Health Care Providers & Services 13.5%
433,300	Aetna, Inc.	$17,899,623
179,100	Caremark Rx, Inc.	8,471,430
188,100	CIGNA Corp.	23,710,005
84,900	DaVita, Inc.(a)	4,517,529
123,800	Henry Schein, Inc.(a)	6,379,414
260,300	Humana, Inc.(a)	14,082,230
298,200	McKesson Corp.	14,731,080
275,450	UnitedHealth Group, Inc.	13,519,086
247,000	WellPoint, Inc.(a)	18,690,490

		122,000,887

Health Care Technology 5.8%
813,400	Allscripts Healthcare Solutions, Inc.(a)(b)	22,710,128
620,600	Cerner Corp.(a)(b)	29,832,242

		52,542,370

Life Sciences Tools & Services 1.2%
46,600	Techne Corp.(a)	2,505,682
5,200	Thermo Fisher Scientific, Inc.(a)	227,916
183,700	Varian, Inc.(a)	8,097,496

		10,831,094

Pharmaceuticals 21.9%
450,000	Abbott Laboratories	20,997,000
631,200	Abraxis Bioscience, Inc.(a)(b)	16,928,784
975,000	Akorn, Inc.(a)(b)	5,128,500
1,802,500	Impax Laboratories, Inc.(a)	14,960,750
220,900	KV Pharmaceutical Co. (Class A)(a)(b)	5,367,870
361,300	Medicis Pharmaceutical Corp. (Class A)(b)	13,324,744
206,300	Merck & Co., Inc.	9,182,413
341,200	Novartis AG, ADR (Switzerland)	19,929,492
7,000	Novo-Nordisk A/S, ADR (Denmark)	542,150
12,100	Roche Holding AG (Switzerland)	2,185,956
284,700	Roche Holding Ltd., ADR (Switzerland)	25,724,126
289,700	Shire PLC, ADR (United Kingdom)	17,555,820
498,100	Somaxon Pharmaceuticals, Inc.(a)(b)	6,495,224
462,100	Wyeth	22,310,188
616,642	Xenoport, Inc.(a)(b)	16,538,338

		197,171,355

	Total common stocks (cost $647,452,681)	831,957,857

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

PREFERRED STOCKS(a) 0.6%

Biotechnology
200,000	Geneva Proteomics, Private Placement (cost $1,094,000; purchased 7/7/00)(c)(d)(h)	$0

Pharmaceuticals 0.6%
1,400,000	Chemocentryx, Inc., Private Placement, Series C (cost $4,900,000; purchased 6/13/06)(c)(d)(h)	4,900,000

	Total preferred stocks (cost $5,994,000)	4,900,000

Units
WARRANTS(a) 0.5%

Biotechnology 0.4%
48,000	Bioenvision, Inc., expiring 3/22/09, Private Placement (cost $0; purchased 3/15/04)(c)(d)(h)	11,218
4,365,000	Conjuchem Biotechnologies, Inc. (Canada), expiring 11/28/09, Private Placement (cost $382,727; purchased 11/22/06)(c)(d)(h)	983,305
700,000	Insmed, Inc., expiring 11/8/09, Private Placement (cost $0; purchased 11/8/04)(c)(d)(h)	258,525
61,303	Myogen, Inc., expiring 9/29/09, Private Placement (cost $7,663; purchased 9/29/04)(c)(d)(h)	2,740,244

		3,993,292

Pharmaceuticals 0.1%
341,250	Akorn, Inc., expiring 3/8/11, Private Placement (cost $0; purchased 3/8/06)(c)(d)(h)	506,768

	Total warrants (cost $390,390)	4,500,060

	Total long-term investments (cost $653,837,071)	841,357,917

Shares
SHORT-TERM INVESTMENTS 32.3%

Affiliated Money Market Mutual Fund 32.3%
291,083,449	Dryden Core Investment Fund - Taxable Money Market Series(e)(f) (cost $291,083,449; includes $255,723,165 of cash collateral received for securities on loan) (Note 3)	291,083,449

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2006 Cont’d.

Principal Amount (000)	Description	Value (Note 1)

U.S. Government Securities
$105	United States Treasury Bill, 5.05%, 12/21/06(g) (cost $104,706)	$104,699

	Total short-term investments (cost $291,188,155)	291,188,148

Contracts
OUTSTANDING OPTIONS PURCHASED(a)

Call Options
1,480	Atherogenics, Inc., expiring 1/20/07 @ $25 (cost $92,930)	79,920

	Total Investments, Before Outstanding Options Written 125.7% (cost $945,118,156)	1,132,625,985

OUTSTANDING OPTIONS WRITTEN(a) (0.1%)

Call Options
2,000	Shire PLC, ADR (United Kingdom), expiring 1/20/07 @ $60 (premium received $544,343)	(720,000)

	Total Investments 125.6% (cost $944,573,813; Note 5)	1,131,905,985
	Liabilities in excess of other assets (25.6%)	(230,500,009)

	Net Assets 100.0%	$901,405,976

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing securities.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $244,114,914; cash collateral of $255,723,165 (included in liabilities) was received with which the portfolio purchased highly liquid short-term instruments.
(c)	Indicates a restricted security; the aggregate cost of the restricted securities is $18,346,694. The aggregate value of $21,362,364 is approximately 2.4% of net assets.
(d)	Indicates illiquid securities.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	Percentage quoted represents yield-to-maturity as of purchase date.
(h)	As of November 30, 2006, nine securities representing $21,362,364 and 1.9% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2006 was as follows:

Biotechnology	36.9%
Affiliated Money Market Mutual Fund (including 28.4% of collateral received for securities on loan)	32.3
Pharmaceuticals	22.5
Health Care Providers & Services	13.5
Health Care Equipment & Supplies	13.0
Health Care Technology	5.8
Life Sciences Tools & Services	1.2
Warrants	0.5
Call Options	(0.1)

125.6
Liabilities in excess of other assets	(25.6)

100.0%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	17

Statement of Assets and Liabilities

as of November 30, 2006

Assets
Investments, at value including securities on loan of $244,114,914:
Unaffiliated investments (cost $654,034,707)	$841,542,536
Affiliated investments (cost $291,083,449)	291,083,449
Foreign currency, at value (cost $423)	437
Cash	16,081,734
Receivable for investments sold	16,658,497
Receivable for Fund shares sold	584,236
Dividends and interest receivable	216,720
Prepaid expenses and other assets	18,449
Foreign tax reclaim receivable	5,928

Total assets	1,166,191,986

Liabilities
Payable to broker for collateral for securities on loan	255,723,165
Payable for investments purchased	4,478,734
Payable for Fund shares reacquired	2,663,151
Outstanding call option written, at value (premiums received $544,343)	720,000
Management fee payable	553,056
Distribution fee payable	294,847
Accrued expenses	212,970
Transfer agent fee payable	138,824
Deferred directors’ fees	1,263

Total liabilities	264,786,010

Net Assets	$901,405,976

Net assets were comprised of:
Common stock, at par	$441,960
Paid-in capital in excess of par	706,419,467

706,861,427
Accumulated net investment loss	(43,356)
Accumulated net realized gain on investment and foreign currency transactions	7,255,333
Net unrealized appreciation on investments and foreign currencies	187,332,572

Net assets, November 30, 2006	$901,405,976

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($322,358,988 ÷ 15,574,599 shares of common stock issued and outstanding)	$20.70
Maximum sales charge (5.50% of offering price)	1.20

Maximum offering price to public	$21.90

Class B
Net asset value, offering price and redemption price per share ($148,199,418 ÷7,692,925 shares of common stock issued and outstanding)	$19.26

Class C
Net asset value, offering price and redemption price per share ($122,681,913 ÷ 6,370,895 shares of common stock issued and outstanding)	$19.26

Class L
Net asset value and redemption price per share ($2,639,238 ÷ 127,868 shares of common stock issued and outstanding)	$20.64
Maximum sales charge (5.75% of offering price)	1.26

Maximum offering price to public	$21.90

Class M
Net asset value, offering price and redemption price per share ($6,422,817 ÷ 333,507 shares of common stock issued and outstanding)	$19.26

Class X
Net asset value, offering price and redemption price per share ($1,165,396 ÷ 60,135 shares of common stock issued and outstanding)	$19.38

Class Z
Net asset value, offering price and redemption price per share ($297,938,206 ÷ 14,036,031 shares of common stock issued and outstanding)	$21.23

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	19

Statement of Operations

Year Ended November 30, 2006

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $265,827)	$2,772,429
Affiliated dividend income	2,233,703
Affiliated income from securities loaned, net	747,726
Interest	73,585

Total income	5,827,443

Expenses
Management fee	7,066,401
Distribution fee—Class A	815,105
Distribution fee—Class B	1,979,064
Distribution fee—Class C	1,264,728
Distribution fee—Class L	14,163
Distribution fee—Class M	78,662
Distribution fee—Class X	2,452
Transfer agent’s fees and expenses (including affiliated expense of $795,600)	1,288,000
Reports to shareholders	140,000
Registration fees	133,000
Custodian’s fees and expenses	117,000
Insurance	25,000
Legal fees and expenses	25,000
Directors’ fees	25,000
Audit fee	17,000
Miscellaneous	25,982

Total expenses	13,016,557

Net investment loss	(7,189,114)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	73,772,183
Foreign currency transactions	(2,942)
Short sale transactions	78,576
Written options transactions	1,152,096

74,999,913

Net change in unrealized appreciation (depreciation) on:
Investments	28,351,992
Foreign currencies	532
Written options	(175,657)

28,176,867

Net gain on investment and foreign currency transactions	103,176,780

Net Increase In Net Assets Resulting From Operations	$95,987,666

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(7,189,114)	$(5,868,482)
Net realized gain on investment and foreign currency transactions	74,999,913	56,413,724
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	28,176,867	106,198,819

Net increase in net assets resulting from operations	95,987,666	156,744,061

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(14,752)	—
Class B	(7,234)	—
Class C	(5,997)	—
Class L	(121)	—
Class M	(320)	—
Class X	(55)	—
Class Z	(13,224)	—

	(41,703)	—

Distributions from net realized gains
Class A	(22,362,438)	(26,467,505)
Class B	(11,600,722)	(27,550,355)
Class C	(9,177,840)	(12,211,235)
Class L	(186,256)	—
Class M	(501,927)	—
Class X	(85,851)	—
Class Z	(20,026,029)	(15,548,285)

	(63,941,063)	(81,777,380)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	154,489,098	541,639,448
Net asset value of shares issued in connection with merger (Note 7)	—	23,805,654
Net asset value of shares issued in reinvestment of distributions	56,445,946	73,473,967
Cost of shares reacquired	(299,695,210)	(130,890,775)

Net increase (decrease) in net assets from Fund share transactions	(88,760,166)	508,028,294

Total increase (decrease)	(56,755,266)	582,994,975

Net Assets
Beginning of year	958,161,242	375,166,267

End of year	$901,405,976	$958,161,242

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	21

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Jennison Financial Services Fund, Jennison Utility Fund, Jennison Technology Fund and Jennison Health Sciences Fund. The financial statements relate to Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries. The value of certain securities held by the Fund may be affected by the economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Options traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities

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for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Fund holds illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	23

Notes to Financial Statements

Cont’d

from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sale transactions.

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Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involves elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	25

Notes to Financial Statements

Cont’d

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50% of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. For the year ended November 30, 2006, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares. For the year ended November 30, 2006, Class X shares expense under the plan was 0.17 of 1% of the average daily net assets.

PIMS has advised the Fund that it received approximately $376,600 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2006, it received approximately $1,700, $188,400, $23,100, $47,200 and $2,300 in

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	27

Notes to Financial Statements

Cont’d

contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2006, the Fund incurred approximately $384,400 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2006, Prudential Equity Group, LLC, an indirect, wholly owned subsidiary of Prudential, earned approximately $45,600 in broker commissions from portfolio transactions executed on behalf of the Fund.

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Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2006, PIM has been compensated approximately $319,000 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2006 were $924,684,158 and $1,073,211,451 respectively.

Transactions in options written during the year ended November 30, 2006, were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2005	—	$—
Options written	26,703	3,039,552
Options closed	(8,358)	(761,111)
Options expired	(14,107)	(1,376,801)
Options exercised	(2,238)	(357,297)

Options outstanding at November 30, 2006	2,000	$544,343

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss, accumulated net realized gain on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions. For the year ended November 30, 2006, the adjustments were to increase paid-in-capital in excess of par by $92,884, decrease accumulated net investment loss by $7,189,287 and decrease accumulated net realized gain on investments and foreign currency transactions by $7,282,171 due to net operating loss that was used to offset short-term capital gains, foreign currency transactions and utilization of redemptions as distributions. Net investment income, net realized gains and net assets were not affected by this change.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	29

Notes to Financial Statements

Cont’d

The Fund utilized approximately $109,300 to offset net taxable gains realized in the fiscal year ended November 30, 2006.

For the years ended November 30, 2006 and November 30, 2005, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $27,605,369 and $30,399,398 from ordinary income and $36,377,397 and $51,377,982 from long-term capital gains, respectively.

As of November 30, 2006, the accumulated undistributed earnings on a tax basis was $694,847 of ordinary income and $11,838,857 of long-term capital gains.

The Fund will elect to treat post-October foreign currency losses of approximately $42,100 incurred in the one month ended November 30, 2006 as having incurred in the next fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$950,396,527	$199,726,834	$17,497,376	$182,229,458	$(175,257)	$182,054,201

The difference between book basis and tax basis is primarily attributable to the wash sales and straddle deferrals.

Note 6. Capital

Class A shares are subject to a maximum front-end sales charge of 5.50%, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase. Approximately seven, eight, eight and ten years after purchase, Class B, Class M, Class X and new Class X shares, respectively, will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge of 5.75%

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and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but have a CDSC of 6%. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of the close of business on July 29, 2005, the Fund is closed to new investors.

There are 400 million shares of $.01 par value per share common stock authorized which consist of 50 million shares of Class A common stock, 100 million shares of Class B common stock, 50 million shares of Class C common stock, 50 million shares of Class L common stock, 50 million shares of Class M common stock, 50 million shares of Class X common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2006:
Shares sold	3,648,633	$77,284,505
Shares issued in reinvestment of distributions	993,035	20,336,152
Shares reacquired	(9,333,697)	(192,254,762)

Net increase (decrease) in shares outstanding before conversion	(4,692,029)	(94,634,105)
Shares issued upon conversion from Class B	2,869,144	58,884,326
Shares issued upon conversion from Class M	1,990	41,612
Shares issued upon conversion from Class X	3,499	73,576

Net increase (decrease) in shares outstanding	(1,817,396)	$(35,634,591)

Year ended November 30, 2005:
Shares sold	12,819,182	$242,743,943
Shares issued in connection with the merger	269,350	5,490,506
Shares issued in reinvestment of distributions	1,255,922	23,394,428
Shares reacquired	(3,612,252)	(68,530,816)

Net increase (decrease) in shares outstanding before conversion	10,732,202	203,098,061
Shares issued upon conversion from Class B	433,982	8,010,914

Net increase (decrease) in shares outstanding	11,166,184	$211,108,975

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	31

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended November 30, 2006:
Shares sold	495,873	$9,740,088
Shares issued in reinvestment of distributions	549,946	10,496,917
Shares reacquired	(1,783,058)	(34,564,877)

Net increase (decrease) in shares outstanding before conversion	(737,239)	(14,327,872)
Shares reacquired upon conversion into Class A	(3,063,532)	(58,884,326)

Net increase (decrease) in shares outstanding	(3,800,771)	$(73,212,198)

Year ended November 30, 2005:
Shares sold	2,001,762	$35,863,524
Shares issued in connection with the merger	48,978	948,875
Shares issued in reinvestment of distributions	1,504,224	25,729,264
Shares reacquired	(1,765,696)	(31,034,473)

Net increase (decrease) in shares outstanding before conversion	1,789,268	31,507,190
Shares reacquired upon conversion into Class A	(457,186)	(8,010,914)

Net increase (decrease) in shares outstanding	1,332,082	$23,496,276

Class C
Year ended November 30, 2006:
Shares sold	728,232	$14,346,277
Shares issued in reinvestment of distributions	354,274	6,756,036
Shares reacquired	(1,441,596)	(27,916,106)

Net increase (decrease) in shares outstanding	(359,090)	$(6,813,793)

Year ended November 30, 2005:
Shares sold	3,267,849	$59,307,963
Shares issued in connection with the merger	198,291	3,804,328
Shares issued in reinvestment of distributions	572,553	9,889,792
Shares reacquired	(1,000,653)	(17,740,845)

Net increase (decrease) in shares outstanding	3,038,040	$55,261,238

Class L
Year ended November 30, 2006:
Shares sold	3,717	$77,363
Shares issued in reinvestment of distributions	7,252	148,120
Shares reacquired	(34,971)	(719,423)

Net increase (decrease) in shares outstanding	(24,002)	$(493,940)

Period ended November 30, 2005:*
Shares sold	—	$—
Shares issued in connection with the merger	152,519	3,106,034
Shares issued in reinvestment of distributions	—	—
Shares reacquired	(649)	(12,916)

Net increase (decrease) in shares outstanding	151,870	$3,093,118

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Class M	Shares	Amount
Year ended November 30, 2006:
Shares sold	11,516	$225,578
Shares issued in reinvestment of distributions	21,124	403,122
Shares reacquired	(164,958)	(3,179,531)

Net increase (decrease) in shares outstanding before conversion	(132,318)	(2,550,831)
Shares reacquired upon conversion into Class A	(2,123)	(41,612)

Net increase (decrease) in shares outstanding	(134,441)	$(2,592,443)

Period ended November 30, 2005:*
Shares sold	—	$—
Shares issued in connection with the merger	468,186	8,985,525
Shares issued in reinvestment of distributions	—	—
Shares reacquired	(238)	(4,469)

Net increase (decrease) in shares outstanding	467,948	$8,981,056

Class X
Year ended November 30, 2006:
Shares sold	4,923	$96,909
Shares issued in reinvestment of distributions	3,482	66,797
Shares reacquired	(20,928)	(415,005)

Net increase (decrease) in shares outstanding before conversion	(12,523)	(251,299)
Shares reacquired upon conversion into Class A	(3,716)	(73,576)

Net increase (decrease) in shares outstanding	(16,239)	$(324,875)

Period ended November 30, 2005:*
Shares sold	—	$—
Shares issued in connection with the merger	76,618	1,470,608
Shares issued in reinvestment of distributions	—	—
Shares reacquired	(244)	(4,600)

Net increase (decrease) in shares outstanding	76,374	$1,466,008

Class Z
Year ended November 30, 2006:
Shares sold	2,458,656	$52,718,378
Shares issued in reinvestment of distributions	868,861	18,238,802
Shares reacquired	(1,948,201)	(40,645,506)

Net increase (decrease) in shares outstanding	1,379,316	$30,311,674

Year ended November 30, 2005:
Shares sold	11,030,270	$203,724,018
Shares issued in connection with the merger	—	—
Shares issued in reinvestment of distributions	734,458	14,460,483
Shares reacquired	(716,466)	(13,562,656)

Net increase (decrease) in shares outstanding	11,048,262	$204,621,845

*	Commenced operations on November 25, 2005.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	33

Notes to Financial Statements

Cont’d

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for the Fund beginning after December 1, 2007 and interim periods within that fiscal year and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

NOVEMBER 30, 2006	ANNUAL REPORT

Jennison Sector Funds, Inc.

Jennison Health Sciences Fund

Financial Highlights

Class A
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.89

Income (loss) from investment operations:
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.44

Total from investment operations	2.32

Less Dividends and Distributions:
Dividends from net investment income	— (b)
Distributions from net realized gains	(1.51)

Total dividends and distributions	(1.51)

Net asset value, end of year	$20.70

Total Return(c):	11.77%
Ratios/Supplemental Data:
Net assets, end of year (000)	$322,359
Average net assets (000)	$326,042
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.19%
Expenses, excluding distribution and service (12b-1) fees	.94%
Net investment loss	(.57)%
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover rate	103%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($0.005)
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2005(a)	2004	2003	2002

$17.77	$13.93	$10.78	$15.62

(.12)	(.12)	(.09)	(.04)
4.87	3.96	3.24	(3.99)

4.75	3.84	3.15	(4.03)

—	—	—	—
(2.63)	—	—	(.81)

(2.63)	—	—	(.81)

$19.89	$17.77	$13.93	$10.78

28.97%	27.57%	29.22%	(27.09)%

$345,987	$110,644	$71,249	$54,246
$221,195	$89,310	$62,783	$72,143

1.17%	1.30%	1.42%	1.37%
.92%	1.05%	1.17%	1.12%
(.63)%	(.81)%	(.73)%	(.48)%

122%	190%	192%	116%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	37

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.75

Income (loss) from investment operations:
Net investment loss	(.26)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28

Total from investment operations	2.02

Less Dividends and Distributions:
Dividends from net investment income	— (b)
Distributions from net realized gains	(1.51)

Total dividends and distributions	(1.51)

Net asset value, end of year	$19.26

Total Return(c):	10.93%
Ratios/Supplemental Data:
Net assets, end of year (000)	$148,199
Average net assets (000)	$197,906
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.94%
Expenses, excluding distribution and service (12b-1) fees	.94%
Net investment loss	(1.32)%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($0.005)
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2005(a)	2004	2003	2002

$17.00	$13.42	$10.47	$15.30

(.25)	(.26)	(.20)	(.17)
4.63	3.84	3.15	(3.85)

4.38	3.58	2.95	(4.02)

—	—	—	—
(2.63)	—	—	(.81)

(2.63)	—	—	(.81)

$18.75	$17.00	$13.42	$10.47

27.96%	26.68%	28.18%	(27.62)%

$215,540	$172,722	$148,077	$129,568
$194,088	$168,691	$137,866	$164,481

1.92%	2.05%	2.17%	2.12%
.92%	1.05%	1.17%	1.12%
(1.40)%	(1.56)%	(1.47)%	(1.23)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	39

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.75

Income (loss) from investment operations:
Net investment loss	(.26)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28

Total from investment operations	2.02

Less Dividends and Distributions:
Dividends from net investment income	— (b)
Distributions from net realized gains	(1.51)

Total dividends and distributions	(1.51)

Net asset value, end of year	$19.26

Total Return(c):	10.94%
Ratios/Supplemental Data:
Net assets, end of year (000)	$122,682
Average net assets (000)	$126,473
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.94%
Expenses, excluding distribution and service (12b-1) fees	.94%
Net investment loss	(1.32)%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($0.005)
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2005(a)	2004	2003	2002

$17.00	$13.42	$10.47	$15.30

(.25)	(.25)	(.21)	(.18)
4.63	3.83	3.16	(3.84)

4.38	3.58	2.95	(4.02)

—	—	—	—
(2.63)	—	—	(.81)

(2.63)	—	—	(.81)

$18.75	$17.00	$13.42	$10.47

27.96%	26.68%	28.18%	(27.62)%

$126,199	$62,754	$52,212	$47,750
$90,186	$58,455	$49,357	$63,423

1.92%	2.05%	2.17%	2.12%
.92%	1.05%	1.17%	1.12%
(1.38)%	(1.56)%	(1.47)%	(1.23)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	41

Financial Highlights

Cont’d

	Class L
	Year Ended November 30, 2006(b)	November 25, 2005(a) Through November 30, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.90	$20.36

Income (loss) from investment operations:
Net investment loss	(.17)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	(.45)

Total from investment operations	2.25	(.46)

Less Dividends and Distributions:
Dividends from net investment income	— (c)	—
Distributions from net realized gains	(1.51)	—

Total dividends and distributions	(1.51)	—

Net asset value, end of year	$20.64	$19.90

Total Return(d):	11.52%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,639	$3,022
Average net assets (000)	$2,833	$3,061
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.44%	1.42	%(e)
Expenses, excluding distribution and service (12b-1) fees	.94%	.92	%(e)
Net investment loss	(.82)%	(3.36	)%(e)

(a)	Inception date of Class L shares.
(b)	Calculations based on average shares outstanding during the period.
(c)	Less than ($0.005)
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
Total returns for periods less than a full year are not annualized.
(e)	Annualized.

See Notes to Financial Statements.

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	Class M
	Year Ended November 30, 2006(b)	November 25, 2005(a) Through November 30, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.75	$19.19

Income (loss) from investment operations:
Net investment loss	(.26)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28	(.43)

Total from investment operations	2.02	(.44)

Less Dividends and Distributions:
Dividends from net investment income	— (c)	—
Distributions from net realized gains	(1.51)	—

Total dividends and distributions	(1.51)	—

Net asset value, end of year	$19.26	$18.75

Total Return(d):	10.93%	(2.29)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,423	$8,775
Average net assets (000)	$7,866	$8,856
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.94%	1.92	%(e)
Expenses, excluding distribution and service (12b-1) fees	.94%	.92	%(e)
Net investment loss	(1.32)%	(3.88	)%(e)

(a)	Inception date of Class M shares.
(b)	Calculations based on average shares outstanding during the period.
(c)	Less than ($0.005)
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	43

Financial Highlights

Cont’d

	Class X
	Year Ended November 30, 2006(b)		November 25, 2005(a) Through November 30, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.75		$19.19

Income (loss) from investment operations:
Net investment loss	(.10)		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.24		(.43)

Total from investment operations	2.14		(.44)

Less Dividends and Distributions:
Dividends from net investment income	—	(c)	—
Distributions from net realized gains	(1.51)		—

Total dividends and distributions	(1.51)		—

Net asset value, end of year	$19.38		$18.75

Total Return(d):	11.58%		(2.29)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,165		$1,432
Average net assets (000)	$1,271		$1,448
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.11	%(e)	1.92	%(f)
Expenses, excluding distribution and service (12b-1) fees	.94%		.92	%(f)
Net investment loss	(.52	)%(e)	(3.87	)%(f)

(a)	Inception date of Class X shares.
(b)	Calculations based on average shares outstanding during the period.
(c)	Less than ($0.005)
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(e)	12b-1 charge on Class X discontinued on 2/1/06.
(f)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.32

Income (loss) from investment operations:
Net investment income (loss)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.49

Total from investment operations	2.42

Less Dividends and Distributions:
Dividends from net investment income	— (b)
Dividends from net realized gains	(1.51)

Total dividends and distributions	(1.51)

Net asset value, end of year	$21.23

Total Return(c):	12.07%
Ratios/Supplemental Data:
Net assets, end of year (000)	$297,938
Average net assets (000)	$279,795
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.94%
Expenses, excluding distribution and service (12b-1) fees	.94%
Net investment loss	(.33)%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($0.005)
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended November 30,
2005(a)	2004	2003	2002

$18.06	$14.11	$10.90	$15.74

(.06)	(.07)	(.01)	— (b)
4.95	4.02	3.22	(4.03)

4.89	3.95	3.21	(4.03)

—	—	—	—
(2.63)	—	—	(.81)

(2.63)	—	—	(.81)

$20.32	$18.06	$14.11	$10.90

29.26%	27.99%	29.45%	(26.88)%

$257,206	$29,046	$21,607	$19,106
$147,905	$19,846	$18,671	$24,447

.92%	1.05%	1.17%	1.12%
.92%	1.05%	1.17%	1.12%
(.34)%	(.57)%	(.48)%	(.23)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	47

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Jennison Sector Funds, Inc.—Jennison Health Sciences Fund:

We have audited the accompanying statement of assets and liabilities of the Jennison Sector Funds, Inc.—Jennison Health Sciences Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended November 30, 2004, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 24, 2007

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2006) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid dividends of $0.001 of ordinary income for Class A, B, C, L, M, X and Z shares. Additionally, the Fund paid distributions of $0.6399 of short-term capital gains which is taxable as ordinary income and $0.8723 of long-term capital gains which is taxable as such for Class A, B, C, L, M, X and Z shares.

For the fiscal year ended November 30, 2006, the Fund designates 12.08% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Further, we wish to advise you that 6.11% of ordinary income dividends paid in the fiscal year ended November 30, 2006 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund intends to designate 71.90% of ordinary income dividends as qualified short-term capital gains (QSTCG) under the American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the dividends and distributions received by you in calendar 2006.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	49

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Jennison Sector Funds, Inc.—Jennison Health Sciences Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Trustee, Manhattan College (since 1982); Trustee Scholarship Fund of Inner City Children (since 2006); Trustee, Brooklyn Philharmonic (since 2006); Trustee, Academy of the Holy Angels (since 2006).

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

50	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (63), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1984(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	51

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

52	Visit our website at www.jennisondryden.com

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	53

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Sector Funds, Inc. oversees the management of Jennison Health Sciences Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Health Sciences Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year, three-year and five-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had outperformed against its benchmark index over the same time periods.

The Board concluded that the Fund’s performance was satisfactory.

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Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/06
	One Year	Five Years	Since Inception
Class A	5.62%	10.36%	16.40%
Class B	5.93	10.64	16.41
Class C	9.94	10.78	16.41
Class L	5.11	N/A	2.64
Class M	4.93	N/A	3.34
Class X	5.58	N/A	3.96
Class Z	12.07	11.91	17.61

Average Annual Total Returns (Without Sales Charges) as of 11/30/06
	One Year	Five Years	Since Inception
Class A	11.77%	11.62%	17.29%
Class B	10.93	10.78	16.41
Class C	10.94	10.78	16.41
Class L	11.52	N/A	8.80
Class M	10.93	N/A	8.26
Class X	11.58	N/A	8.88
Class Z	12.07	11.91	17.61

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling

Visit our website at www.jennisondryden.com

(800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 6/30/99; Class L, Class M, and Class X, 11/25/05.

The graph compares a $10,000 investment in the Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Health Care Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class L shares are subject to a maximum front-end sales charge of 5.75%, a 12b-1 fee of up to 0.50% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but charge a 12b-1 fee of 1% and a CDSC of 6%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary •
Claudia DiGiacomo, Assistant Secretary  • John P. Schwartz, Assistant Secretary •
Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer •
M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Health Sciences Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Health Sciences Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	N/A	N/A	N/A	PHSZX
CUSIP	476294509	476294608	476294707	476294798	476294780	476294772	476294806

MF188E3    IFS-A128295    Ed. 01/2007

Jennison Technology Fund

NOVEMBER 30, 2006	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

January 12, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Technology Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Technology Fund

Jennison Sector Funds, Inc./Jennison Technology Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Technology Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 11/30/06
	One Year	Five Years	Since Inception[1]
Class A	6.63%	20.37%	–3.19%
Class B	5.78	15.99	–8.42
Class C	5.78	15.99	–8.42
Class Z	6.77	21.77	–1.53
S&P SC 1500 Index[2]	14.03	39.13	22.84
S&P SC Information Technology Index[3]	7.67	4.41	–28.16
Lipper Science & Technology Funds Avg.[4]	8.29	9.59	–12.76

Average Annual Total Returns[5] as of 12/31/06
	One Year	Five Years	Since Inception[1]
Class A	–1.41%	2.50%	–1.32%
Class B	–1.36	2.72	–1.30
Class C	2.64	2.90	–1.30
Class Z	4.50	3.91	–0.33
S&P SC 1500 Index[2]	15.34	6.79	2.94
S&P SC Information Technology Index[3]	9.04	0.92	–4.47
Lipper Science & Technology Funds Avg.[4]	7.20	1.03	–2.72

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 6/30/99.

2The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

3The S&P SC Information Technology Index is an unmanaged, capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index.

4The Lipper Science & Technology Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Science & Technology Funds category for the periods noted. Funds in the Lipper Average invest primarily in science and technology stocks

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P SC Information Technology Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/06
Microsoft Corp., Software	5.5%
Google, Inc., (Class A), Internet Software & Services	5.0
Adobe Systems, Inc., Software	5.0
Comverse Technology, Inc., Communications Equipment	3.6
Apple Computer, Inc., Computer & Peripherals	3.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/06
Software	30.9%
Communications Equipment	19.3
Internet Software & Services	10.1
Semiconductors & Semiconductor Equipment	9.7
Electronic Equipment & Instruments	6.2

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Technology Fund	3

Investment Manager’s Report

Jennison Associates LLC

Performance and market overview

The broad U.S. equity market was strong over the 12 months ended November 30, 2006, and the moderate return of the technology sector, as measured by the S&P SuperComposite Information Technology Index, didn’t keep up with the broad market. The Fund’s Class A shares captured most of the sector gain.

Market Environment

Higher oil and natural gas prices in the fourth quarter of 2005 reflected the lingering economic fallout from train bombings in London and Hurricanes Katrina and Rita. Although the U.S. economy rebounded strongly in the first quarter of 2006, perceptions about the prospects for growth, inflation, and interest rates continued to fluctuate between May and the November end of the Fund’s reporting period. The economy continued to expand, but at a slower pace. After raising its target for the fed funds rate (the overnight lending rate for banks) by 0.25 percentage point each time it met for more than two years, the Federal Open Market Committee took no action at its recent meetings. The significance of this pause was the subject of debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as the period drew to a close, allaying worries that consumer spending would wane. On the negative side, the housing and automotive sectors posted their weakest showings in many years, and U.S. economic growth in the third quarter slowed further.

Technology stocks rallied from their mid-summer lows, reacting favorably to mixed company estimates of third-quarter earnings. Larger technology companies such as Cisco and Microsoft (see Comments on Largest Holdings) saw a resurgence of interest among investors intrigued by their new growth.

Performance Review

The technology sector had gains in most industries, but the Internet-related and semiconductor industries were notable exceptions. However, the Fund’s holdings in these industries were strong. The Fund was hurt by its consumer-related positions, particularly in media. Communications equipment and industrial-related positions didn’t keep up with comparable sectors in the benchmark.

Digital River, the largest contributor to the Fund’s return, rose for most of the period, gaining more than 120%. A provider of e-commerce services, particularly to software and high-tech firms, it reported several good quarters with above-consensus earnings and revenue. In addition, Digital River was awarded significant business from new customers to begin in 2007, which bodes well for the future. NII Holdings, one of the

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world’s leading providers of fully integrated wireless telecommunication services for business customers in selected international markets, was another strong contributor to the Fund’s return. Its principal operations are in major business centers and transportation corridors of Argentina, Mexico, Brazil, and Peru. It has recently received key contract extensions and completed important acquisitions and we believe it can continue to expand its networks and benefit from healthy subscriber growth, stable pricing, and improving margins.

Shares of Cisco Systems have surged on strong revenue and earnings growth. The company, the world’s largest manufacturer of routers and switches that direct Internet traffic and enable computer networks, appears to be gaining share across all of its markets, especially high-end routing. We believe Cisco has demonstrated its ability to deliver solid results in a difficult environment, and we expect the company to continue to benefit as telecommunications companies upgrade their networks to handle next-generation services. Adobe’s (see Comments on Largest Holdings) stock price also advanced as investors have begun to look ahead to the company’s upcoming overhauls of its key products.

On the negative side, Internet giant Yahoo tumbled after delaying the launch of new advertising technology that was seen as Yahoo’s strategy to improve the profitability of the ads it places next to its Internet search results. It also warned of slower advertising demand in some industries. We eliminated the position due to the company’s weakened competitive position. eBay detracted significantly from performance, suffering from signs that search engines and other vehicles may be eroding its core online auction market. In addition, its PayPal business faces serious competition, and concerns have arisen about the impact of eBay Express, a shopping-cart feature that permits buyers to select items from multiple sellers, on its profits. We also eliminated our position in eBay.

Comverse Technology (see Comments on Largest Holdings) provides software and systems enabling network-based multimedia-enhanced telecommunications services. Its shares plunged after it found significant accounting errors in addition to stock-options backdating, exacerbating the threat that it might be delisted from the Nasdaq exchange. We believe that its competitive position is sound, and increasing spending from telephone companies over the next few years should drive a rebound of its shares. ChoicePoint, which provides credential verification services, was a significant detractor from performance after it announced disappointing growth in some of its business segments. Weaker hiring trends, especially at retailers, led to slower growth in its employment screening business than we expected. Its consulting services to property insurance businesses slowed because a large insurer pulled out of the Florida

Jennison Sector Funds, Inc./Jennison Technology Fund	5

Investment Manager’s Report (continued)

market after last year’s hurricanes. We believe ChoicePoint still has strong recurring revenues and high operating margins, and we are maintaining our position.

Outlook

Technology spending typically picks up in the fourth quarter. This year, semiconductor companies are benefiting somewhat less than usual, but software companies are doing a little bit better. We have adjusted the portfolio accordingly. Communications equipment companies are seeing softer demand as a result of large mergers and regulatory uncertainty. We expect this segment to recover in the first half of next year. We have added some new positions in that industry, looking out to 2007 and 2008. We believe that the economy is sound, although decelerating slightly, and feel that technology stocks can see a period of outperformance as their growth rates will look very attractive relative to the rest of the market. We expect Microsoft’s new Vista PC operating system, the ongoing video demands of the Internet, and the increased focus on power consumption to drive 6% to 7% spending growth. We are focusing on these broad themes for stocks that will outperform over the long term.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/06.

5.5%	Microsoft Corp./Software

Microsoft makes a range of software products, including operating systems, server applications, business and consumer productivity applications, software development tools, and Internet software and technologies. Its flagship PC operating system is Windows. Given Microsoft’s growth potential, we believe investors may have overreacted to the delay in launching its new Vista operating system for PCs.

5.0%	Google, Inc./Internet Software & Services

Google has repeatedly reported better-than-expected revenue and earnings growth. We believe it will remain in an exceptional, if slower, phase of revenue and earnings growth and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. We believe Google’s technological lead and dominant position in Internet search is a unique strength that has enabled it to monetize search traffic at a rate meaningfully higher than those of its competitors. Its continued investment in facilities and research & development should lead to new streams of revenue through product innovation, new formats, and new technologies.

5.0%	Adobe Systems, Inc./Software

Adobe makes Acrobat, the dominant program for sharing digital documents, as well as Photoshop and other design and graphics applications. We believe the launch of Acrobat 8 late in 2006 and CS3 (a new generation of its professional-grade Photoshop) early in 2007 should contribute to strong stock performance as Adobe’s shares often move in anticipation of major software releases. We remain enthusiastic about the potential for combined product offerings and other benefits from Adobe’s acquisition of Macromedia.

3.6%	Comverse Technology, Inc./Communications Equipment

Comverse Technology provides software and systems to enable network-based multimedia-enhanced communications services. Stock option issues have kept the stock from participating in any broader rally in technology stocks. Comverse is uniquely positioned to capitalize on the growth of services and applications that telecommunications companies want to offer their customers. Video, voice over the Internet (VOIP), and music all offer opportunities for carriers to increase average revenue per subscriber. Comverse also has a very solid balance sheet with a large net cash position. We believe its shares represent very good value at current prices.

3.5%	Apple Computer, Inc./Computers & Peripherals

Shares of Apple Computer surged as robust orders for notebooks with Intel chips are helping the company counter a slide in iPod sales growth. iPod shipments have slowed since a record 14 million units were sold during the 2005 holidays, but the digital music player maintains about 75% of the market for such devices. Apple’s attention over the past seven months has been on a new line of Macs that run processors from Intel. Apple Computer recently reported another strong quarter with better-than-expected 30% sales growth of Mac computers. Sales of the company’s ubiquitous digital music and video player iPod surged 35%. Sales of both Macs and iPods look to be very strong in the holiday season. Apple shares also benefited from speculation that the launch of iPhone, a cell phone with iPod features, is near.

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Technology Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2006, at the beginning of the period, and held through the six-month period ended November 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Technology Fund		Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,061.00	1.54%	$7.96
	Hypothetical	$1,000.00	$1,017.35	1.54%	$7.79

Class B	Actual	$1,000.00	$1,057.80	2.29%	$11.81
	Hypothetical	$1,000.00	$1,013.59	2.29%	$11.56

Class C	Actual	$1,000.00	$1,057.80	2.29%	$11.81
	Hypothetical	$1,000.00	$1,013.59	2.29%	$11.56

Class Z	Actual	$1,000.00	$1,062.50	1.29%	$6.67
	Hypothetical	$1,000.00	$1,018.60	1.29%	$6.53

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2006, and divided by the 365 days in the Fund's fiscal year ended November 30, 2006 (to reflect the six-month period).

Jennison Sector Funds, Inc./Jennison Technology Fund	9

Portfolio of Investments

as of November 30, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.2%
COMMON STOCKS

Capital Markets 1.9%
136,700	TD Ameritrade Holdings Corp.	$2,400,452

Commercial Services & Supplies 5.6%
86,500	ChoicePoint, Inc.(a)	3,181,470
103,300	Paychex, Inc.	4,071,053

		7,252,523

Communications Equipment 19.3%
222,600	Avaya, Inc.(a)	2,844,828
164,800	Cisco Systems, Inc.(a)	4,429,824
238,900	Comverse Technology, Inc.(a)(b)	4,663,328
110,400	Corning, Inc.(a)	2,380,224
120,000	Nokia Corp., ADR (Finland)	2,426,400
49,700	Polycom, Inc.(a)	1,433,348
106,900	QUALCOMM, Inc.	3,911,471
20,900	Research In Motion Ltd.(a)	2,901,547

		24,990,970

Computers & Peripherals 6.1%
49,400	Apple Computer, Inc.(a)	4,528,992
35,700	Avid Technology, Inc.(a)(b)	1,391,586
70,300	Dell, Inc.(a)(b)	1,914,972

		7,835,550

Electronic Equipment & Instruments 6.2%
58,300	Amphenol Corp. (Class A)	3,971,979
130,700	Tektronix, Inc.	3,994,192

		7,966,171

Health Care Technology 1.5%
41,200	Cerner Corp.(a)(b)	1,980,484

Internet & Catalog Retail 1.8%
142,600	GSI Commerce, Inc.(a)(b)	2,334,362

Internet Software & Services 10.1%
74,100	Digital River, Inc.(a)(b)	4,365,231
201,500	Digitas, Inc.(a)	2,180,230
13,400	Google, Inc. (Class A)(a)	6,497,928

		13,043,389

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	11

Portfolio of Investments

as of November 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

IT Services 1.0%
32,400	Checkfree Corp.(a)	1,354,644

Leisure Equipment & Products 2.2%
168,800	Activision, Inc.(a)	2,878,040

Semiconductors & Semiconductor Equipment 9.7%
67,500	Broadcom Corp. (Class A)(a)	2,216,025
173,500	Integrated Device Technology, Inc.(a)	2,862,750
35,700	Intersil Corp. (Class A)(b)	884,289
150,500	Marvell Technology Group, Ltd.(a)	3,106,320
194,800	PMC - Sierra, Inc.(a)(b)	1,482,428
137,300	Teradyne, Inc.(a)	2,045,770

		12,597,582

Software 30.9%
160,800	Adobe Systems, Inc.(a)	6,452,904
76,400	Amdocs Ltd.(a)(b)	2,945,220
53,500	Autodesk, Inc.(a)	2,203,130
241,400	BEA Systems, Inc.(a)	3,324,078
65,000	Check Point Software Technologies Ltd.(a)	1,488,500
116,900	Citrix Systems, Inc.(a)	3,359,706
18,700	Electronic Arts, Inc.(a)	1,044,395
240,800	Microsoft Corp.	7,062,664
271,300	Quest Software, Inc.(a)(b)	3,882,303
78,900	SAP AG, ADR (Germany)(b)	4,120,158
430,300	TIBCO Software, Inc.(a)	4,006,093

		39,889,151

Wireless Telecommunication Services 2.9%
57,000	NII Holdings, Inc.(a)(b)	3,701,010

	Total long-term investments (cost $101,735,301)	128,224,328

SHORT-TERM INVESTMENTS 23.2%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series (cost $29,998,178; includes $28,644,030 of cash collateral received for securities on loan)
29,998,178	(Note 3)(c)(d)	29,998,178

	Total Investments 122.4% (cost $131,733,479; Note 5)	158,222,506
	Liabilities in excess of other assets (22.4%)	(28,925,414)

	Net Assets 100.0%	$129,297,092

See Notes to Financial Statements.

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The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $27,636,593; cash collateral of $28,644,030 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investment LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2006 were as follows:

Software	30.9%
Affiliated Money Market Mutual Fund (22.15% relates to securities lending collateral)	23.2
Communications Equipment	19.3
Internet Software & Services	10.1
Semiconductors & Semiconductor Equipment	9.7
Electronic Equipment & Instruments	6.2
Computers & Peripherals	6.1
Commercial Services & Supplies	5.6
Wireless Telecommunication Services	2.9
Leisure Equipment & Products	2.2
Capital Markets	1.9
Internet & Catalog Retail	1.8
Health Care Technology	1.5
IT Services	1.0

122.4
Liabilities in excess of other assets	(22.4)

100.0%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	13

Statement of Assets and Liabilities

as of November 30, 2006

Assets
Investments, at value including securities on loan of $27,636,593:
Unaffiliated investments (cost $101,735,301)	$128,224,328
Affiliated investments (cost $29,998,178)	29,998,178
Cash	48,444
Receivable for investments sold	2,575,128
Receivable for Fund shares sold	53,300
Dividends and interest receivable	26,958
Prepaid expenses	2,746

Total assets	160,929,082

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	28,644,030
Payable for investments purchased	2,048,453
Payable for Fund shares reacquired	593,354
Accrued expenses	116,885
Transfer agent fee payable	84,346
Management fee payable	79,990
Distribution fee payable	63,334
Deferred directors’ fees	1,598

Total liabilities	31,631,990

Net Assets	$129,297,092

Net assets were comprised of:
Common stock, at par	$155,877
Paid-in capital in excess of par	373,640,433

373,796,310
Accumulated net investment loss	(1,598)
Accumulated net realized loss on investments	(270,986,647)
Net unrealized appreciation on investments	26,489,027

Net assets, November 30, 2006	$129,297,092

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($62,455,373 ÷ 7,334,840 shares of common stock issued and outstanding)	$8.51
Maximum sales charge (5.50% of offering price)	.50

Maximum offering price to public	$9.01

Class B
Net asset value, offering price and redemption price per share
($41,568,744 ÷ 5,164,609 shares of common stock issued and outstanding)	$8.05

Class C
Net asset value, offering price and redemption price per share
($19,480,185 ÷ 2,420,348 shares of common stock issued and outstanding)	$8.05

Class Z
Net asset value, offering price and redemption price per share
($5,792,790 ÷ 667,874 shares of common stock issued and outstanding)	$8.67

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	15

Statement of Operations

Year Ended November 30, 2006

Net Investment Loss
Income
Unaffiliated dividends (net of foreign withholding taxes of $22,275)	$791,985
Affiliated dividend income	96,194
Affiliated income from securities loaned, net	37,899

Total income	926,078

Expenses
Management fee	1,024,621
Distribution fee—Class A	132,513
Distribution fee—Class B	575,208
Distribution fee—Class C	207,946
Transfer agent's fees and expenses (including affiliated expense of $579,700)	630,000
Custodian's fees and expenses	50,000
Reports to shareholders	45,000
Legal fees and expenses	34,000
Registration fees	34,000
Audit fee	18,000
Directors’ fees	12,000
Insurance	5,000
Miscellaneous	18,444

Total expenses	2,786,732

Net investment loss	(1,860,654)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	16,035,188
Net change in unrealized appreciation on investments	(6,919,116)

Net gain on investments	9,116,072

Net Increase In Net Assets Resulting From Operations	$7,255,418

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2006	2005
Decrease In Net Assets
Operations
Net investment loss	$(1,860,654)	$(2,835,835)
Net realized gain on investment transactions	16,035,188	11,589,909
Net change in unrealized appreciation on investments	(6,919,116)	9,743,617

Net increase in net assets resulting from operations	7,255,418	18,497,691

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	23,763,945	19,262,038
Cost of shares reacquired	(45,899,176)	(49,264,921)

Net decrease in net assets from Fund share transactions	(22,135,231)	(30,002,883)

Total decrease	(14,879,813)	(11,505,192)

Net Assets
Beginning of year	144,176,905	155,682,097

End of year	$129,297,092	$144,176,905

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	17

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four portfolios: Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Utility Fund and Jennison Technology Fund. These financial statements relate to Jennison Technology Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity related securities of companies in the technology sector. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of business of trading on the applicable exchange or if there was no sale at the mean between the most recently quoted bid and asked prices on such exchanges. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in

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the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of November 30, 2006, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

Jennison Sector Funds, Inc./Jennison Technology Fund	19

Notes to Financial Statements

Cont’d

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences

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relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Jennison Sector Funds, Inc./Jennison Technology Fund	21

Notes to Financial Statements

Cont’d

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and ..70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended November 30, 2006, PIMS has contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $123,400 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2006, it received approximately $66,500 and $1,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to

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be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2006.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2006, the Fund incurred approximately $168,500 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2006, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, did not earn any broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2006, PIM has been compensated approximately $16,200 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2006, were $103,339,473 and $126,677,862, respectively.

Jennison Sector Funds, Inc./Jennison Technology Fund	23

Notes to Financial Statements

Cont’d

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represents their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments. For the year ended November 30, 2006, the adjustments were to decrease accumulated net investment loss and decrease paid-in-capital in excess of par by $1,860,654, due to a net operating loss for tax purposes. Net investment loss, net realized gain and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments
$132,229,503	$29,247,207	$3,254,204	$25,993,003

The difference between book basis and tax basis is attributable to deferred losses on wash sales.

There were no distributions paid during the years ended November 30, 2006 and November 30, 2005.

As of November 30, 2006, the Fund had no distributable earnings.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2006 of approximately $270,491,000 of which $143,676,000 expires in 2009 and $99,916,000 expires in 2010 and $26,899,000 expires in 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 2006, the Fund utilized approximately $15,727,000 of its prior year capital loss carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to expiration date.

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Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million authorized shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2006:
Shares sold	1,710,146	$14,109,365
Shares reacquired	(2,681,463)	(21,867,713)

Net increase (decrease) in shares outstanding before conversion	(971,317)	(7,758,348)
Shares issued upon conversion from Class B	1,925,231	14,802,269

Net increase (decrease) in shares outstanding	953,914	$7,043,921

Year ended November 30, 2005:
Shares sold	1,687,598	$12,337,242
Shares reacquired	(2,567,454)	(18,085,379)

Net increase (decrease) in shares outstanding before conversion	(879,856)	(5,748,137)
Shares issued upon conversion from Class B	681,112	4,830,636

Net increase (decrease) in shares outstanding	(198,744)	$(917,501)

Jennison Sector Funds, Inc./Jennison Technology Fund	25

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended November 30, 2006:
Shares sold	452,358	$3,566,485
Shares reacquired	(1,999,495)	(15,349,817)

Net increase (decrease) in shares outstanding before conversion	(1,547,137)	(11,783,332)
Shares reacquired upon conversion into Class A	(2,033,253)	(14,802,269)

Net increase (decrease) in shares outstanding	(3,580,390)	$(26,585,601)

Year ended November 30, 2005:
Shares sold	551,379	$3,692,123
Shares reacquired	(2,793,178)	(18,788,176)

Net increase (decrease) in shares outstanding before conversion	(2,241,799)	(15,096,053)
Shares reacquired upon conversion into Class A	(711,673)	(4,830,636)

Net increase (decrease) in shares outstanding	(2,953,472)	$(19,926,689)

Class C
Year ended November 30, 2006:
Shares sold	276,847	$2,170,349
Shares reacquired	(801,028)	(6,189,607)

Net increase (decrease) in shares outstanding	(524,181)	$(4,019,258)

Year ended November 30, 2005:
Shares sold	181,429	$1,230,553
Shares reacquired	(1,149,437)	(7,728,560)

Net increase (decrease) in shares outstanding	(968,008)	$(6,498,007)

Class Z
Year ended November 30, 2006:
Shares sold	460,470	$3,917,746
Shares reacquired	(305,891)	(2,492,039)

Net increase (decrease) in shares outstanding	154,579	$1,425,707

Year ended November 30, 2005:
Shares sold	274,682	$2,002,120
Shares reacquired	(667,727)	(4,662,806)

Net increase (decrease) in shares outstanding	(393,045)	$(2,660,686)

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

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presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for the Fund beginning after December 1, 2007 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Jennison Sector Funds, Inc./Jennison Technology Fund	27

Financial Highlights

Class A
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.99

Income (loss) from investment operations:
Net investment loss	(.08)
Net realized and unrealized gain (loss) on investment transactions	.60

Total from investment operations	.52

Net asset value, end of year	$8.51

Total Return(b):	6.51%
Ratios/Supplemental Data:
Net assets, end of year (000)	$62,455
Average net assets (000)	$53,005
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(c)	1.62%
Expenses, excluding distribution and service (12b-1) fees	1.37%
Net investment loss	(.96)%
For Class A, B, C and Z shares:
Portfolio turnover rate	76%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2005	2004	2003	2002

$6.92	$6.74	$5.15	$7.07

(.11)	(.08)	(.09)	(.10)
1.18	.26	1.68	(1.82)

1.07	.18	1.59	(1.92)

$7.99	$6.92	$6.74	$5.15

15.46%	2.67%	30.87%	(27.16)%

$51,013	$45,559	$51,747	$43,808
$44,652	$46,601	$42,894	$54,459

1.83%	1.58%	1.86%	1.86%
1.58%	1.33%	1.61%	1.61%
(1.56)%	(1.20)%	(1.59)%	(1.57)%

125%	181%	188%	164%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	29

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.61

Income (loss) from investment operations:
Net investment loss	(.13)
Net realized and unrealized gain (loss) on investment transactions	.57

Total from investment operations	.44

Net asset value, end of year	$8.05

Total Return(b):	5.78%
Ratios/Supplemental Data:
Net assets, end of year (000)	$41,569
Average net assets (000)	$57,521
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	2.37%
Expenses, excluding distribution and service (12b-1) fees	1.37%
Net investment loss	(1.68)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2005	2004	2003	2002

$6.65	$6.52	$5.01	$6.94

(.18)	(.14)	(.13)	(.15)
1.14	.27	1.64	(1.78)

.96	.13	1.51	(1.93)

$7.61	$6.65	$6.52	$5.01

14.44%	1.99%	30.14%	(27.81)%

$66,576	$77,752	$92,163	$80,613
$67,669	$80,941	$77,751	$101,549

2.58%	2.33%	2.61%	2.61%
1.58%	1.33%	1.61%	1.61%
(2.30)%	(1.95)%	(2.35)%	(2.32)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	31

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.61

Income (loss) from investment operations:
Net investment loss	(.13)
Net realized and unrealized gain (loss) on investment transactions	.57

Total from investment operations	.44

Net asset value, end of year	$8.05

Total Return(b):	5.78%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,480
Average net assets (000)	$20,795
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	2.37%
Expenses, excluding distribution and service (12b-1) fees	1.37%
Net investment loss	(1.68)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2005	2004	2003	2002

$6.65	$6.52	$5.01	$6.94

(.18)	(.14)	(.13)	(.15)
1.14	.27	1.64	(1.78)

.96	.13	1.51	(1.93)

$7.61	$6.65	$6.52	$5.01

14.44%	1.99%	30.14%	(27.81)%

$22,419	$26,004	$32,234	$28,710
$22,619	$27,655	$27,519	$36,790

2.58%	2.33%	2.61%	2.61%
1.58%	1.33%	1.61%	1.61%
(2.30)%	(1.96)%	(2.35)%	(2.31)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	33

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.12

Income (loss) from investment operations:
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	.61

Total from investment operations	.55

Net asset value, end of year	$8.67

Total Return(b):	6.77%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,793
Average net assets (000)	$5,295
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.37%
Expenses, excluding distribution and service (12b-1) fees	1.37%
Net investment loss	(.71)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class Z
Year Ended November 30,
2005	2004	2003	2002

$7.02	$6.82	$5.20	$7.12

(.07)	(.07)	(.06)	(.08)
1.17	.27	1.68	(1.84)

1.10	.20	1.62	(1.92)

$8.12	$7.02	$6.82	$5.20

15.67%	2.93%	31.15%	(26.97)%

$4,169	$6,367	$7,478	$5,906
$4,554	$6,738	$5,030	$7,193

1.58%	1.33%	1.61%	1.61%
1.58%	1.33%	1.61%	1.61%
(1.30)%	(.95)%	(1.28)%	(1.32)%

Jennison Sector Funds, Inc./Jennison Technology Fund	35

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of Jennison Sector Funds, Inc.—Jennison Technology Fund:

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Technology Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended November 30, 2004, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 24, 2007

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Jennison Sector Funds, Inc.—Jennison Technology Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Trustee, Manhattan College (since 1982); Trustee Scholarship Fund for Inner City Children (since 2006); Trustee, Brooklyn Philharmonic (since 2006); Trustee, Academy of the Holy Angels (since 2006).

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

Jennison Sector Funds, Inc./Jennison Technology Fund	37

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

38	Visit our website at www.jennisondryden.com

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Jennison Sector Funds, Inc./Jennison Technology Fund	39

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

40	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Sector Funds, Inc. oversees the management of Jennison Technology Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

With respect to the Fund, the Board considered the fact that earlier in 2006 it had approved submitting to shareholders the proposed reorganization (i.e., merger) of the Fund into Jennison U.S. Emerging Growth Fund, Inc., and that the proposed reorganization was currently pending before Fund shareholders. Because of the proposed reorganization of the Fund, the Board determined that it was reasonable to renew the management and subadvisory agreements on an interim basis while Fund shareholders voted on the proposed reorganization.

In light of the proposed reorganization of the Fund, in renewing the management and advisory agreements, the Board did not consider the nature, quality and extent of services provided by PI and Jennison to the Fund. For these same reasons, the Board did not consider the Fund’s performance, the fees and expenses of the Fund, the costs of services and profits realized by PI, economies of scale, potential benefits realized by PI or Jennison, or other factors.

Subsequent to the Board meetings held on June 7-8, 2006, voting on the proposed reorganization concluded and the proposed reorganization was not approved by the required number of votes. Accordingly, the Board is presently in the process of evaluating possible options with respect to the future of the Fund.

Jennison Sector Funds, Inc./Jennison Technology Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/06
	One Year	Five Years	Since Inception
Class A	0.77%	2.63%	–1.19%
Class B	0.78	2.83	–1.18
Class C	4.78	3.01	–1.18
Class Z	6.77	4.02	–0.21

Average Annual Total Returns (Without Sales Charges) as of 11/30/06
	One Year	Five Years	Since Inception
Class A	6.63%	3.80%	–0.44%
Class B	5.78	3.01	–1.18
Class C	5.78	3.01	–1.18
Class Z	6.77	4.02	–0.21

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 6/30/99.

The graph compares a $10,000 investment in the Jennison Technology Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Information Technology Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Information Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower.

Jennison Sector Funds, Inc./Jennison Technology Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant
Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Technology Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Technology Fund
Share Class	A	B	C	Z
NASDAQ	PTYAX	PTYBX	PTYCX	PTFZX
CUSIP	476294889	476294871	476294863	476294855

MF188E5    IFS-A128293    Ed. 01/2007

Jennison Utility Fund

NOVEMBER 30, 2006	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Total return through capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

January 12, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Utility Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Utility Fund

Jennison Sector Funds, Inc./Jennison Utility Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Utility Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is total return through capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 11/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	28.86%	116.98%	244.23%	—
Class B	27.95	109.12	219.31	—
Class C	27.88	109.01	219.14	—
Class R	N/A	N/A	N/A	9.00% (8/22/06)
Class Z	29.17	119.53	252.55	—
S&P 500 Index[2]	14.22	34.29	116.95	**
S&P Utility TR Index[3]	20.96	57.55	116.83	***
Lipper Utility Funds Avg.[4]	24.78	69.90	166.57	****

Average Annual Total Returns[5] as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	20.04%	14.77%	12.44%	—
Class B	21.11	15.08	12.24	—
Class C	25.04	15.19	12.23	—
Class R	N/A	N/A	N/A	9.47% (8/22/06)
Class Z	27.26	16.33	13.35	—
S&P 500 Index[2]	15.78	6.18	8.42	**
S&P Utility TR Index[3]	20.99	9.20	8.24	***
Lipper Utility Funds Avg.[4]	25.50	10.97	10.21	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent

2	Visit our website at www.jennisondryden.com

deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States.

3The Standard & Poor’s Utility Total Return Index (S&P Utility TR Index) is an unmanaged market capitalization-weighted index of natural gas and electric companies.

4The Lipper Utility Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Utility Funds category for the periods noted. Funds in the Lipper Average invest primarily in utility shares.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/06 is 7.93% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/06 is 31.08% for Class R.

***S&P Utility TR Index Closest Month-End to Inception cumulative total return as of 11/30/06 is 6.13% for Class R. S&P Utility TR Index Closest Month-End to Inception average annual total return as of 12/31/06 is 23.67% for Class R.

****Lipper Utility Funds Average Closest Month-End to Inception cumulative total return as of 11/30/06 is 8.23% for Class R. Lipper Utility Funds Average Closest Month-End to Inception average annual total return as of 12/31/06 is 32.59% for Class R.

Investors can not invest directly in an index. The returns for the S&P 500 Index and the S&P Utility TR Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/06
Sempra Energy, Multi-Utilities	3.4%
Questar Corp., Gas Utilities	3.1
Williams Cos., Inc., Oil, Gas & Consumable Fuels	3.0
Equitable Resources, Inc., Gas Utilities	2.9
NRG Energy, Inc., Independent Power Producers & Energy Traders	2.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/06
Electric Utilities	19.5%
Oil, Gas & Consumable Fuels	16.7
Wireless Telecommunication Services	12.8
Gas Utilities	12.4
Multi-Utilities	11.4

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Utility Fund	3

Investment Manager’s Report

Jennison Associates LLC

Stock selection drives strong performance

Over the 12 months ended November 30, 2006, the Fund delivered an exceptionally high return. The broad stock market return was very good and utility stocks were among that market’s best performers, but the Fund nonetheless substantially outperformed both the S&P 500 Utilities Index and peer funds as represented by the Lipper Utility Funds Average. Although this reporting period’s return was unusually high, the Fund also has outperformed both the sector benchmark and its peers by a significant margin over the preceding three-, five-, and ten-year periods as well.

Winners in many utilities industries

The Fund held many stocks with gains that were well into double digits over this reporting period, including ScottishPower, RWE, Sempra Energy (see Comments on Largest Holdings), Endesa, and Drax Group. A position in San Diego-based multi-utility Sempra Energy performed well as the firm reported solid second and third quarters in all of its operating units.

Early in November, the European press revealed ScottishPower was in talks with Spanish company Ibedrola. By month-end, Ibedrola made a firm offer amounting to 777 pence in stock and cash. Not only did ScottishPower’s stock price rise in response, other European utility stocks gained with this reminder of merger and acquisition interest in the sector. Many other likely takeover candidates in our portfolio advanced, including RWE, Scottish & Southern Energy, and Cez. RWE, a German-based energy and water company engaged in power generation, also benefited from a colder-than-normal winter in 2005 and the sale of its U.K. water business. We think RWE’s outlook appears better than previously expected as it has sold claims on some of its future production at higher-than-anticipated prices.

Shares of Endesa, the largest Spanish utility company, moved higher as the result of a bidding war between another Spanish company and a German firm. Then, Acciones, a Spanish construction company, made a surprise bid for a 10% stake in Endesa at 32 euros, and the German firm responded by raising its bid to 35 euros, a 24% premium to its original offer. This bidding war continued through the end of the Fund’s reporting period.

Drax Group is the largest operator of coal-fired power plants in the United Kingdom. U.K. power prices are primarily determined by natural gas prices, which have been well above their historic average for much of the reporting period. Drax’s variable costs are lower than those of plants using natural gas, so its margins have expanded. Moreover, Drax has protected its future margins by selling claims on its future output at these higher prices. We have confidence in the company’s new management, which has significantly improved its financial situation and operations. We also like its high free cash flow, much of which is likely to be returned to shareholders via dividends.

4	Visit our website at www.jennisondryden.com

Wireless telecommunications produced stellar returns

The most notable of the Fund’s positions in wireless firms were America Movil, Millicom International Cellular, and NII Holdings, each of which had strong subscriber growth. Millicom shares also benefited from widespread interest in the firm as a takeover target. Shares of NII Holdings, the largest provider of non-prepaid wireless services in its markets (primarily Mexico and Brazil), appreciated on the news it had ensured access to Motorola’s proprietary iDEN (integrated digital enhanced network) technology through 2011. This assuaged investors’ fears that Motorola would no longer support iDEN. iDEN continues to be the wireless industry’s benchmark technology for combining high-performance push-to-talk service with telephone, short messaging, and Internet access.

Decliners in energy

We warned that investors should expect occasional corrections in energy commodity prices (oil, natural gas, and coal) and in the stocks of companies that produce them. During 2006, oil prices fell as low as $56/barrel in mid-November, significantly lower than their high of $78, before settling in the low $60s at period-end. Natural gas prices also declined sharply from early 2006 highs before recovering somewhat. These weak oil and natural gas prices during the second half of 2006 took their toll on all energy stocks, including refiner Sunoco. Shares of coal producer Alpha Natural Resources languished as coal prices fell when milder-than-normal weather led to lower-than-expected demand for coal. We believe this weakness is temporary and should reverse as weather patterns return to historical norms.

Cheniere Energy develops liquefied natural gas terminals along the U.S. Gulf Coast. Its shares declined for two reasons: 1) Completion of new projects for finding and liquefying natural gas has been slower than anticipated, delaying Cheniere’s ability to sign contracts for the additional capacity; 2) Early in October, Cheniere announced it would assume more risk by maintaining additional terminal capacity so it can engage in arbitrage opportunities in liquefied natural gas. We believe this change displeased investors who expected a lower-risk strategy.

Looking ahead—utilities as a growth sector

In theory, electric and gas utilities should be attractive, low-risk investments offering relatively high dividends that grow in line with modest earnings growth. However, utility dividends generally shrank for a while as many companies squandered shareholder capital in unregulated and unprofitable investments. This has been changing as companies once again focus on generating modest earnings and dividend growth. As the expanding economy spurs energy demand, utility revenues should rise modestly. Utilities can boost earnings further by keeping cost increases below revenue increases.

Jennison Sector Funds, Inc./Jennison Utility Fund	5

Investment Manager’s Report (continued)

Finally, additional investment in new energy infrastructure completes the utility growth story. Utilities earn a regulated rate of return on their rate base (which is approximately the value of their total infrastructure investment). Earnings and dividends consequently grow as asset investments enlarge the rate base. Utility companies can invest in either new power plants or new transmission and distribution (T&D) lines. Throughout the 1990s, they made significant investments in power plants, but little in T&D. After the blackout of 2003, they sharply refocused on the need for more lines, and many of our holdings are making such investments. We also hold electric utilities that are poised to benefit as contracts they signed during the transition to deregulation expire. Many of these contracts set prices substantially below the current market rates. As they expire, we expect their rates to rise, leading to earnings growth that has not yet been fully valued in share prices.

In the energy sector, we are adding companies that own or are building pipelines and other assets that can deliver energy from non-traditional basins to customers. We believe that these firms should benefit from soaring U.S. energy consumption coupled with constrained resources. They offer reasonable profitability as they earn fees at each link of the value chain. More important, their typical medium- to long-term contracts can produce consistent revenue streams similar to those of utilities. We continue to emphasize natural gas utilities with exploration and production (E&P) segments and pure-play E&P companies that can increase production from non-conventional sources such as shale deposits in the Rockies and Appalachia, the Barnett Shale, and coalbed methane. Although we anticipate oil and natural gas prices above their historical averages, we invest in companies whose earnings growth we expect will be driven by rising volume rather than commodity prices.

Finally, we like companies in the telecommunications sector that we believe can generate high and fairly consistent free cash flow. We have two areas of focus. The first is wireless companies or diversified companies with significant wireless assets that can use their free cash flow to self-finance infrastructure growth for additional subscribers. The second area is traditional fixed wireline companies whose free cash flow can be returned to shareholders in stock buybacks or dividends.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/06.

3.4%	Sempra Energy/Multi-Utilities

Sempra Energy is a San Diego-based energy services company with operations in the United States, Canada, Mexico, and Latin America. It provides natural gas and electricity services. Sempra has generated approximately $1.3 billion by divesting non-strategic assets in a continuing process that should strengthen its balance sheet and support a $10 billion capital investment program redeploying capital into critical energy infrastructure.

3.1%	Questar Corp./Gas Utilities

Questar is a growing natural gas-focused energy company with exploration and production, midstream, and marketing businesses that are well positioned in the heart of the Rocky Mountains. We find the company’s production rates strong and financials attractive, with low finding and development costs. Questar has also had success with coalbed methane finds in the Washakie basin.

3.0%	Williams Cos., Inc./Oil, Gas & Consumable Fuels

Williams operates through four business segments: natural gas exploration and production, pipeline distribution, midstream, and energy trading. It has significant natural gas properties in the Rocky Mountains with growing reserves. It raised its earnings projections twice in 2006 due to low finding and development costs, huge volume, and proceeds from its midstream processing. The latter business unit and the company’s hedges help dampen its exposure to commodity prices.

2.9%	Equitable Resources, Inc./Gas Utilities

Equitable Resources produces and distributes natural gas and transports it through its pipelines. Its Equitable Supply unit is expected to outperform its drilling target of 550 wells for 2006, and pilot programs for new production technologies look promising. The company intends to form a holding company that we believe will enable it to increase leverage, ease the expansion of non-regulated businesses, and facilitate possible corporate restructuring.

2.6%	NRG Energy, Inc./Independent Power Producers & Energy Traders

NRG Energy primarily owns and operates power generation facilities, purchases fuel and transportation services for them, and markets and trades energy and related products. We think it should benefit from declining spare generation capacity as demand growth catches up to supply. It has attractively low generation costs so its margins can expand as the prices for energy and generating capacity rise. We think its shares are attractively valued.

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Utility Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2006, at the beginning of the period, and held through the six-month period ended November 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Utility Fund		Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,141.50	0.76%	$4.08
	Hypothetical	$1,000.00	$1,021.26	0.76%	$3.85

Class B	Actual	$1,000.00	$1,137.40	1.51%	$8.09
	Hypothetical	$1,000.00	$1,017.50	1.51%	$7.64

Class C	Actual	$1,000.00	$1,136.80	1.51%	$8.09
	Hypothetical	$1,000.00	$1,017.50	1.51%	$7.64

Class R	Actual	$1,000.00	$1,090.00	1.01%	$2.92
	Hypothetical	$1,000.00	$1,020.00	1.01%	$5.11

Class Z	Actual	$1,000.00	$1,142.80	0.51%	$2.74
	Hypothetical	$1,000.00	$1,022.51	0.51%	$2.59

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2006, and divided by the 365 days in the fund’s fiscal year ended November 30, 2006 (to reflect the six-month period) with the exception of the Class R ''Actual'' information which reflects the 101 day period ended November 30, 2006 due to its inception date of August 22, 2006.

** Class R shares commenced operations on August 22, 2006.

Jennison Sector Funds, Inc./Jennison Utility Fund	9

Portfolio of Investments

as of November 30, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.3%
COMMON STOCKS 95.1%

Commercial Services & Supplies 0.3%
3,500,000	Synagro Technologies, Inc.	$15,855,000

Communications Equipment 1.1%
1,860,800	Cisco Systems, Inc.(a)	50,018,304

Construction & Engineering 1.2%
670,600	Fluor Corp.	58,395,848

Diversified Telecommunication Services 9.6%
2,950,000	Alaska Communications Systems Group, Inc.(b)	44,515,500
4,292,636	Chunghwa Telecom Co. Ltd., ADR (Taiwan)(b)	81,560,084
2,200,700	Citizens Communications Co.	31,183,919
1,638,400	Consolidated Communications Holdings, Inc.	30,343,168
2,181,300	Elisa Oyj (Class A) (Finland)	56,793,704
3,430,600	Koninklijke (Royal) KPN NV (Netherlands)	47,023,150
690,500	Neuf Promesses (France)(a)	22,788,356
200,000	Neuf Promesses 144A (France)(a)	6,600,538
2,500,500	Verizon Communications, Inc.	87,367,469
3,430,824	Windstream Corp.	47,825,687

		456,001,575

Electric Utilities 19.5%
1,764,700	Allegheny Energy, Inc.(a)	78,282,092
1,151,000	Cez AS (Czech Republic)	51,296,925
1,926,200	Cleco Corp.	49,368,506
2,902,600	DPL, Inc.(b)	81,156,696
2,140,300	Edison International	98,410,994
1,089,800	Entergy Corp.	99,520,536
1,304,000	Exelon Corp.	79,191,920
1,040,000	Fortum Oyj (Finland)	30,397,436
1,339,500	FPL Group, Inc.(b)	71,395,350
2,658,600	PPL Corp.	96,640,110
2,786,900	Reliant Energy, Inc.(a)(b)	37,400,198
2,572,000	Scottish & Southern Energy PLC (United Kingdom)	73,563,720
3,670,559	Scottish Power PLC (United Kingdom)	54,476,461
832,600	Unisource Energy Corp.	30,581,398

		931,682,342

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	11

Portfolio of Investments

as of November 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Electrical Equipment 0.3%
816,100	Evergreen Solar, Inc.(a)(b)	$7,540,764
262,000	First Solar, Inc.(a)(b)	7,414,600

		14,955,364
Gas Utilities 12.4%
1,544,500	AGL Resources, Inc.	59,324,245
2,647,200	Enagas SA (Spain)	66,294,815
1,624,700	Energen Corp.	73,696,392
3,224,200	Equitable Resources, Inc.(b)	139,865,796
1,356,100	ONEOK, Inc.	58,637,764
1,692,600	Questar Corp.	145,986,750
1,664,800	Southern Union Co.(b)	46,664,344

		590,470,106

Independent Power Producers & Energy Traders 6.2%
4,608,462	Drax Group PLC (United Kingdom)	73,242,939
2,188,100	NRG Energy, Inc.(a)(b)	124,546,652
650,000	Ormat Technologies, Inc.	23,946,000
1,326,200	TXU Corp.	76,110,618

		297,846,209

Media 2.4%
1,340,000	EchoStar Communications Corp. (Class A)(a)	48,253,400
125,025	Idearc, Inc.(a)	3,443,189
2,547,700	NTL, Inc.	61,374,093

		113,070,682

Metals & Mining 0.5%
1,431,700	Alpha Natural Resources, Inc.(a)	22,549,275

Multi-Utilities 11.4%
11,344,600	Aquila, Inc.(a)	51,958,268
1,947,000	Centerpoint Energy, Inc.(b)	31,833,450
3,587,400	Duke Energy Corp.(b)	113,792,328
943,200	Public Service Enterprise Group, Inc.(b)	63,401,904
1,060,500	RWE AG (Germany)	120,840,456
3,014,200	Sempra Energy	164,273,900

		546,100,306

Oil, Gas & Consumable Fuels 16.7%
1,273,100	Alliance Holdings GP LP(b)	23,654,198
912,100	Atlas Pipeline Holdings LP(b)	20,412,798

See Notes to Financial Statements.

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Portfolio of Investments

as of November 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

1,865,700	CNX Gas Corp.(a)(b)	$51,866,460
418,300	Copano Energy LLC(b)	24,725,713
532,100	Crosstex Energy, Inc.(b)	51,645,626
5,206,500	El Paso Corp.	76,014,900
2,162,800	Energy Transfer Equity LP	62,807,712
1,592,000	Enterprise GP Holdings LP(b)	55,417,520
762,500	Nexen, Inc.	41,792,625
3,749,970	OPTI Canada, Inc. (Canada)(a)	64,784,299
1,000,000	Rentech Inc.(a)(b)	4,020,000
288,100	Suncor Energy, Inc.	22,765,662
	Trident Resources Corp. (Canada)
2,345,594	(cost $34,626,921; purchased 12/4/03-3/9/06)(a)(d)(e)	102,692,264
901,600	Valero Energy Corp.	49,651,112
5,221,100	Williams Cos., Inc.	144,937,735

		797,188,624

Real Estate Investment Trust 0.4%
1,606,800	American Financial Realty Trust	18,895,968

Transportation Infrastructure 0.3%
456,300	Macquarie Infrastructure Co. Trust	14,784,120

Wireless Telecommunication Services 12.8%
967,500	ALLTEL Corp.	54,895,950
2,678,500	America Movil SA de CV, ADR Series L (Mexico)(b)	119,112,895
1,998,800	American Tower Corp. (Class A)(a)(b)	75,694,556
9,158,100	Dobson Communications Corp. (Class A)(a)(b)	79,217,565
	Hutchison Telecommunications International Ltd., ADR
1,819,700	(Hong Kong)(a)(b)	59,813,539
639,296	Millicom International Celluar SA(a)(b)	36,606,089
1,833,000	NII Holdings, Inc.(a)(b)	119,016,690
2,605,901	Vodafone Group PLC, ADR (United Kingdom)	68,691,550

		613,048,834

	Total common stocks (cost $2,960,019,751)	4,540,862,557

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2006 Cont’d.

Units	Description	Value (Note 1)

WARRANTS 0.2%

Oil, Gas, & Consumable Fuels
160,000	Trident Series B 7%, expiring 3/10/13 @ $62.50 (cost $10,000,000; purchased 7/7/06)(a)(d)(e)	$10,000,000

	Total long-term investments (cost $2,970,019,751)	4,550,862,557

Shares
SHORT-TERM INVESTMENT 16.9%

Affiliated Money Market Mutual Fund
805,351,112	Dryden Core Investment Fund - Taxable Money Market Series (cost $805,351,112; includes $597,591,404 of cash collateral received for securities on loan; Note 3)(c)(f)	805,351,112

	Total Investments 112.2% (cost $3,775,370,863; Note 5)	5,356,213,669
	Liabilities in excess of other assets (12.2%)	(580,162,116)

	Net Assets 100.0%	$4,776,051,553

ADR—American Depositary Receipt.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $574,426,501; cash collateral of $597,591,404 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	As of November 30, 2006, two securities representing $112,692,264 or 2.4% of net assets were fair valued in accordance with policies adopted by the Board of Directors.
(e)	Indicates security is illiquid and restricted as to resale. The aggregate cost of such securities is $44,626,921. The aggregate market value of $112,692,264 is approximately 2.4% of net assets.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2006 were as follows:

Electric Utilities	19.5%
Affiliated Money Market Mutual Fund (including 12.5% received for securities on loan)	16.9
Oil, Gas & Consumable Fuels	16.7
Wireless Telecommunication Services	12.8
Gas Utilities	12.4
Multi-Utilities	11.4
Diversified Telecommunication Services	9.6
Independent Power Producers & Energy Traders	6.2
Media	2.4
Construction & Engineering	1.2
Communications Equipment	1.1
Metals & Mining	0.5
Real Estate Investment Trust	0.4
Commercial Services & Supplies	0.3
Electrical Equipment	0.3
Transportation Infrastructure	0.3
Warrants	0.2

112.2
Liabilities in excess of other assets	(12.2)

100.0%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	15

Statement of Assets and Liabilities

as of November 30, 2006

Assets
Investments at value, including securities on loan of $574,426,501:
Unaffiliated investments (cost $2,970,019,751)	$4,550,862,557
Affiliated investments (cost $805,351,112)	805,351,112
Foreign currency, at value (cost $11,260)	11,505
Receivable for investments sold	14,201,661
Dividends receivable	9,335,431
Receivable for Fund shares sold	7,475,105
Foreign tax reclaim receivable	2,294,284
Prepaid expenses	89,110

Total assets	5,389,620,765

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	597,591,404
Payable for Fund shares reacquired	9,393,697
Payable for investments purchased	2,444,810
Management fee payable	1,521,031
Distribution fee payable	1,232,212
Accrued expenses	678,435
Payable to custodian	432,619
Transfer agent fee payable	248,500
Deferred directors’ fees	26,504

Total liabilities	613,569,212

Net Assets	$4,776,051,553

Net assets were comprised of:
Common stock, at par	$2,759,632
Paid-in capital in excess of par	2,280,712,660

2,283,472,292
Undistributed net investment income	18,113,118
Accumulated net realized gain on investment and foreign currency transactions	893,464,267
Net unrealized appreciation on investments and foreign currencies	1,581,001,876

Net assets, November 30, 2006	$4,776,051,553

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($4,138,277,463 ÷ 239,065,099 shares of common stock issued and outstanding)	$17.31
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price to public	$18.32

Class B
Net asset value, offering price and redemption price per share
($340,055,750 ÷ 19,681,215 shares of common stock issued and outstanding)	$17.28

Class C
Net asset value, offering price and redemption price per share
($165,588,523 ÷ 9,589,280 shares of common stock issued and outstanding)	$17.27

Class R
Net asset value, offering price and redemption price per share
($7,068 ÷ 406.72) shares of common stock issued and outstanding)	$17.38

Class Z
Net asset value, offering price and redemption price per share
($132,122,749 ÷ 7,627,158) shares of common stock issued and outstanding)	$17.32

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	17

Statement of Operations

Year Ended November 30, 2006

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $4,595,970)	$134,639,261
Affiliated dividend income	3,388,167
Affiliated income from securities loaned, net	1,142,457
Interest	88,955

Total income	139,258,840

Expenses
Management fee	17,057,269
Distribution fee—Class A	9,214,819
Distribution fee—Class B	3,101,256
Distribution fee—Class C	1,157,631
Distribution fee—Class R	7
Transfer agent’s fee and expenses (including affiliated expense of $2,560,000)	3,444,000
Custodian’s fees and expenses	610,000
Reports to shareholders	220,000
Insurance	113,000
Registration fees	100,000
Directors’ fees	77,000
Legal fees and expenses	40,000
Audit fee	27,000
Miscellaneous	35,846

Total expenses	35,197,828

Net investment income	104,061,012

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	890,554,259
Foreign currency transactions	(1,065,375)
Options written	4,678,774

894,167,658

Net change in unrealized appreciation on:
Investments	73,443,198
Foreign currencies	146,144

73,589,342

Net gain on investment and foreign currency transactions	967,757,000

Net Increase In Net Assets Resulting From Operations	$1,071,818,012

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2006	2005
Increase In Net Assets
Operations
Net investment income	$104,061,012	$58,588,470
Net realized gain on investment and foreign currency transactions	894,167,658	465,116,536
Net change in unrealized appreciation on investments and foreign currencies	73,589,342	366,373,459

Net increase in net assets resulting from operations	1,071,818,012	890,078,465

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(92,929,237)	(47,335,750)
Class B	(5,437,229)	(2,559,961)
Class C	(2,049,351)	(460,834)
Class R	(18)	—
Class Z	(2,675,248)	(919,679)

	(103,091,083)	(51,276,224)

Distributions from net realized gains
Class A	(220,772,650)	—
Class B	(19,356,433)	—
Class C	(5,768,052)	—
Class Z	(5,109,100)	—

	(251,006,235)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	505,703,871	354,595,492
Net asset value of shares issued in reinvestment of dividends and distributions	321,741,071	46,081,042
Cost of shares reacquired	(573,897,220)	(481,019,167)

Net increase (decrease) in net assets from fund share transactions	253,547,722	(80,342,633)

Total increase	971,268,416	758,459,608

Net Assets
Beginning of year	3,804,783,137	3,046,323,529

End of year (a)	$4,776,051,553	$3,804,783,137

(a) Includes undistributed net investment income of:	$18,113,118	$18,208,564

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	19

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four portfolios: Jennison Financial Services Fund, Jennison Technology Fund, Jennison Health Sciences Fund and Jennison Utility Fund. These financial statements relate to Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related and investment grade debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region. Under normal circumstance, the Fund intends to invest at least 80% of its investable assets in equity-related and investment grade debt securities of utility components.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or if there was no sale at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently

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quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Fund held illiquid securities, including those which are restricted as to disposition under securities law (‘restricted securities’). The restricted securities held by the Fund as of November 30, 2006 include registration rights. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Jennison Sector Funds, Inc./Jennison Utility Fund	21

Notes to Financial Statements

Cont’d

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on

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purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involves elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Jennison Sector Funds, Inc./Jennison Utility Fund	23

Notes to Financial Statements

Cont’d

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

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The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .41 of 1% for the year ended November 30, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended November 30, 2006, PIMS contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares and .50 of 1% of the average daily net assets of Class R shares.

PIMS has advised the Fund that it received approximately $4,261,700 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2006, it received approximately $800, $305,700 and $54,100 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues

Jennison Sector Funds, Inc./Jennison Utility Fund	25

Notes to Financial Statements

Cont’d

to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. First Clearing Corporation, an affiliate of PI, served as a broker/dealer. For the year ended November 30, 2006, the Fund incurred approximately $579,200 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2006, Wachovia Securities, LLC, an affiliate of PI, earned approximately $11,600 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an Indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2006, PIM has been compensated approximately $489,400 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

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Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2006, were $2,324,789,336 and $2,445,483,571, respectively.

Transactions in options written during the year ended November 30, 2006, were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2005	—	$—
Options written	13,598	2,115,314
Options expired	(13,598)	(2,115,314)

Options outstanding at November 30, 2006	—	$—

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statements of Assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions. For the year ended November 30, 2006, the adjustments were to increase accumulated net realized gain on investment and foreign currency transactions by $1,060,371, decrease undistributed net investment income by $1,065,375 and increase paid-in capital by $5,004. These differences are due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and other tax adjustments. Net investment income, net realized gain and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$3,775,817,549	$1,606,969,929	$(26,573,809)	$1,580,396,120	$159,070	$1,580,555,190

The difference between book basis and tax basis is primarily attributable to wash sales and the tax treatment of partnership distributions. The adjusted net unrealized appreciation on tax basis includes other tax basis adjustments that are primarily attributed to appreciation of foreign currency and to the mark to market of receivables and payables.

Jennison Sector Funds, Inc./Jennison Utility Fund	27

Notes to Financial Statements

Cont’d

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $108,190,001 of ordinary income and $245,907,317 of long-term capital gains for the year ended November 30, 2006. For the year ended November 30, 2005, the Fund paid $51,276,224 of ordinary income.

As of November 30, 2006, the accumulated undistributed earnings on a tax basis consisted of $118,596,877 of ordinary income and $793,419,538 of long-term capital gains. This amount differs from undistributed net investment income and accumulated net realized gain on investments and foreign currencies on the Statement of Assets and Liabilities primarily due to timing differences.

The Fund elected to treat net post-October foreign currency losses of approximately $54,200 incurred in the one month period ended November 30, 2006 as having occurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares were sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock, 25 million shares of Class R and 25 million shares of Class Z common stock.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2006:
Shares sold	19,788,816	$308,331,258
Shares issued in reinvestment of dividends and distributions	19,480,399	287,206,200
Shares reacquired	(30,869,136)	(476,429,599)

Net increase (decrease) in shares outstanding before conversion	8,400,079	119,107,859
Shares issued upon conversion from Class B	3,804,235	57,585,146

Net increase (decrease) in shares outstanding	12,204,314	$176,693,005

Year ended November 30, 2005:
Shares sold	15,276,892	$206,423,600
Shares issued in reinvestment of dividends	3,273,615	42,554,268
Shares reacquired	(30,424,729)	(398,979,502)

Net increase (decrease) in shares outstanding before conversion	(11,874,222)	(150,001,634)
Shares issued upon conversion from Class B	6,268,051	82,035,313

Net increase (decrease) in shares outstanding	(5,606,171)	$(67,966,321)

Class B
Year ended November 30, 2006:
Shares sold	3,768,727	$58,536,442
Shares issued in reinvestment of dividends and distributions	1,532,857	22,514,418
Shares reacquired	(2,861,445)	(44,008,091)

Net increase (decrease) in shares outstanding before conversion	2,440,139	37,042,769
Shares reacquired upon conversion into Class A	(3,812,843)	(57,585,146)

Net increase (decrease) in shares outstanding	(1,372,704)	$(20,542,377)

Year ended November 30, 2005:
Shares sold	4,186,253	$54,889,513
Shares issued in reinvestment of dividends	183,457	2,355,015
Shares reacquired	(3,968,705)	(51,727,190)

Net increase (decrease) in shares outstanding before conversion	401,005	5,517,338
Shares reacquired upon conversion into Class A	(6,278,772)	(82,035,313)

Net increase (decrease) in shares outstanding	(5,877,767)	$(76,517,975)

Class C
Year ended November 30, 2006:
Shares sold	4,975,439	$77,491,397
Shares issued in reinvestment of dividends and distributions	367,763	5,413,291
Shares reacquired	(1,584,155)	(24,392,525)

Net increase (decrease) in shares outstanding	3,759,047	$58,512,163

Year ended November 30, 2005:
Shares sold	3,610,552	$48,981,927
Shares issued in reinvestment of dividends	27,413	361,151
Shares reacquired	(1,103,009)	(14,687,345)

Net increase (decrease) in shares outstanding	2,534,956	$34,655,733

Jennison Sector Funds, Inc./Jennison Utility Fund	29

Notes to Financial Statements

Cont’d

Class R	Shares	Amount
August 22, 2006* through November 30, 2006:
Shares sold	407	$6,487
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	407	$6,487

Class Z
Year ended November 30, 2006:
Shares sold	3,945,563	$61,338,287
Shares issued in reinvestment of dividends and distributions	446,405	6,607,162
Shares reacquired	(1,894,441)	(29,067,005)

Net increase (decrease) in shares outstanding	2,497,527	$38,878,444

Year ended November 30, 2005:
Shares sold	3,264,216	$44,300,452
Shares issued in reinvestment of dividends	61,154	810,608
Shares reacquired	(1,160,021)	(15,625,130)

Net increase (decrease) in shares outstanding	2,165,349	$29,485,930

*	Inception date.

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for the Fund beginning after December 1, 2007 and interim periods within that fiscal year and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

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On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Jennison Sector Funds, Inc./Jennison Utility Fund	31

Financial Highlights

Class A
Year Ended November 30, 2006
Per Share Operating Performance(a) : Net Asset Value, Beginning Of Year	$14.70

Income (loss) from investment operations:
Net investment income	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.58

Total from investment operations	3.97

Less Dividends and Distributions:
Dividends from net investment income	(.39)
Distributions from net realized gains	(.97)

Total dividends and distributions	(1.36)

Net asset value, end of year	$17.31

Total Return(b):	28.86%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$4,138
Average net assets (000,000)	$3,686
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(c)	.77%
Expenses, excluding distribution and service (12b-1) fees	.52%
Net investment income	2.54%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	56%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2005	2004	2003	2002

$11.47	$8.55	$7.02	$9.46

.23	.18	.17	.17
3.21	2.91	1.52	(2.42)

3.44	3.09	1.69	(2.25)

(.21)	(.17)	(.16)	(.17)
—	—	—	(.02)

(.21)	(.17)	(.16)	(.19)

$14.70	$11.47	$8.55	$7.02

30.20%	36.63%	24.51%	(23.99)%

$3,335	$2,666	$2,150	$1,924
$2,997	$2,343	$1,989	$2,428

.80%	.84%	.91%	.87%
.55%	.59%	.66%	.62%
1.79%	1.83%	2.27%	2.03%

40%	30%	35%	52%

Jennison Sector Funds, Inc./Jennison Utility Fund	33

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2006
Per Share Operating Performance(a) :
Net Asset Value, Beginning Of Year	$14.67

Income (loss) from investment operations:
Net investment income	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.59

Total from investment operations	3.86

Less Dividends and Distributions:
Dividends from net investment income	(.28)
Distributions from net realized gains	(.97)

Total dividends and distributions	(1.25)

Net asset value, end of year	$17.28

Total Return(b):	27.95%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$340
Average net assets (000,000)	$310
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.52%
Expenses, excluding distribution and service (12b-1) fees	.52%
Net investment income	1.78%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended November 30,

2005	2004	2003	2002

$11.45	$8.54	$7.02	$9.44

.14	.10	.11	.10
3.19	2.91	1.52	(2.40)

3.33	3.01	1.63	(2.30)

(.11)	(.10)	(.11)	(.10)
—	—	—	(.02)

(.11)	(.10)	(.11)	(.12)

$14.67	$11.45	$8.54	$7.02

29.20%	35.56%	23.50%	(24.44)%

$309	$308	$286	$294
$307	$288	$279	$402

1.55%	1.59%	1.66%	1.62%
.55%	.59%	.66%	.62%
1.05%	1.08%	1.52%	1.27%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	35

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.67

Income (loss) from investment operations:
Net investment income	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.57

Total from investment operations	3.85

Less Dividends and Distributions:
Dividends from net investment income	(.28)
Distributions from net realized gains	(.97)

Total dividends and distributions	(1.25)

Net asset value, end of year	$17.27

Total Return(b):	27.88%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$166
Average net assets (000,000)	$116
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.52%
Expenses, excluding distribution and service (12b-1) fees	.52%
Net investment income	1.80%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2005	2004	2003	2002

$11.45	$8.54	$7.02	$9.44

.14	.10	.11	.11
3.19	2.91	1.52	(2.41)

3.33	3.01	1.63	(2.30)

(.11)	(.10)	(.11)	(.10)
—	—	—	(.02)

(.11)	(.10)	(.11)	(.12)

$14.67	$11.45	$8.54	$7.02

29.20%	35.56%	23.50%	(24.44)%

$86	$38	$33	$32
$57	$33	$32	$41

1.55%	1.59%	1.66%	1.62%
.55%	.59%	.66%	.62%
1.07%	1.08%	1.53%	1.29%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	37

Financial Highlights

Cont’d

	Class R
	August 22, 2006(a) through November 30, 2006
Per Share Operating Performance(b) :
Net Asset Value, Beginning Of Period	$16.06

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.35

Total from investment operations	1.44

Less Dividends:
Dividends from net investment income	(.12)

Net asset value, end of period	$17.38

Total Return(c):	9.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7
Average net assets (000)	$1
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(d)	1.02	%(e)
Expenses, excluding distribution and service (12b-1) fees	.52	%(e)
Net investment income	1.84	%(e)

(a)	Inception date.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2006
Per Share Operating Performance(a) :
Net Asset Value, Beginning Of Year	$14.71

Income (loss) from investment operations:
Net investment income	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.58

Total from investment operations	4.01

Less Dividends and Distributions:
Dividends from net investment income	(.43)
Distributions from net realized gains	(.97)

Total dividends and distributions	(1.40)

Net asset value, end of year	$17.32

Total Return(b):	29.17%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$132
Average net assets (000,000)	$98
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.52%
Expenses, excluding distribution and service (12b-1) fees	.52%
Net investment income	2.80%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2005	2004	2003	2002

$11.48	$8.56	$7.03	$9.47

.27	.20	.19	.19
3.20	2.92	1.52	(2.42)

3.47	3.12	1.71	(2.23)

(.24)	(.20)	(.18)	(.19)
—	—	—	(.02)

(.24)	(.20)	(.18)	(.21)

$14.71	$11.48	$8.56	$7.03

30.50%	36.92%	24.76%	(23.76)%

$75	$34	$42	$42
$51	$29	$41	$52

.55%	.59%	.66%	.62%
.55%	.59%	.66%	.62%
2.06%	2.03%	2.53%	2.28%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Utility Fund

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Utility Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended November 30, 2004, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 24, 2007

42	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended November 30, 2006, dividends paid from net investment income totaling $0.39 per Class A share, $0.28 per Class B and Class C share, $0.12 per Class R share and $0.43 per Class Z share and $0.02 per share of short-term capital gains for Class A, Class B, Class C and Class Z shares which are taxable as ordinary income. Additionally, the Fund paid $0.95 per share of long-term capital gains for Class A, Class B, Class C and Class Z shares which are taxable as such.

Further, we wish to advise you that 46.13% of the ordinary income dividend paid in the fiscal year ended November 30, 2006 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund intends to designate 72.54% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 94.11% of the ordinary income dividends as qualified short-term gain (QSTG) under the American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2006.

Jennison Sector Funds, Inc./Jennison Utility Fund	43

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Jennison Sector Funds, Inc.—Jennison Utility Fund (the ”Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Trustee, Manhattan College (since 1982); Trustee Scholarship Fund for Inner City Children (since 2006); Trustee, Brooklyn Philharmonic (since 2006); Trustee, Academy of the Holy Angels (since 2006).

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 153 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jennison Sector Funds, Inc./Jennison Utility Fund	45

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

46	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Utility Fund	47

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Sector Funds, Inc. oversees the management of Jennison Utility Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Jennison Sector Funds, Inc./Jennison Utility Fund

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Utility Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year, three-year, five-year and 10-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board further noted that the Fund had outperformed against its benchmark index over the same time periods.

The Board concluded that the Fund’s performance was satisfactory.

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Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group, and was the lowest among the funds included in the Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Jennison Sector Funds, Inc./Jennison Utility Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	21.77%	15.44%	12.52%	—
Class B	22.95	15.79	12.31	—
Class C	26.88	15.89	12.30	—
Class R	N/A	N/A	N/A	9.00% (8/22/06)
Class Z	29.17	17.03	13.43	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	28.86%	16.76%	13.16%	—
Class B	27.95	15.90	12.31	—
Class C	27.88	15.89	12.30	—
Class R	N/A	N/A	N/A	9.00% (8/22/06)
Class Z	29.17	17.03	13.43	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P Utility TR Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 1996) and the account values at the end of the current fiscal year (November 30, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. The S&P Utility TR Index is an unmanaged market capitalization-weighted index of natural gas and electric companies. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison Sector Funds, Inc./Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Utility Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Utility Fund
	Share Class	A	B	C	R	Z
	NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
	CUSIP	476294848	476294830	476294822	476294731	476294814

MF105E    IFS-A128292    Ed. 01/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2006 and November 30, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $76,800 and $92,180, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended November 30, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. For the fiscal year ended November 30, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $3,652 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

•	The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $47,348, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

    Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Sector Funds, Inc.

By (Signature and Title)	/s/ Deborah A. Docs
Deborah A. Docs
Secretary
Date January 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date January 23, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date January 23, 2007

Print	the name and title of each signing officer under his or her signature.